Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

Dated as of July 27, 2026

by and between

POLAR POWER, INC.

and

ROTH PRINCIPAL INVESTMENTS, LLC

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT is made and entered into as of July 27, 2026 (this “Agreement”), by and between Roth Principal Investments, LLC, a Delaware limited liability company (the “Investor”), and Polar Power, Inc., a Delaware corporation (the “Company”).

RECiTALS

WHEREAS, the parties desire that, upon the terms and subject to the conditions and limitations set forth herein, the Company may issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to the lesser of (i) $25,000,000 in aggregate gross purchase price of newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) the Exchange Cap (to the extent applicable under Section 3.5);

WHEREAS, such sales of Common Stock by the Company to the Investor will be made in reliance upon the provisions of Section 4(a)(2) of the Securities Act (“Section 4(a)(2)”) and Rule 506(b) of Regulation D promulgated by the Commission under the Securities Act (“Regulation D”), and upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the sales of Common Stock to the Investor to be made hereunder;

WHEREAS, the parties hereto are concurrently entering into a Registration Rights Agreement in the form attached as Exhibit A hereto (the “Registration Rights Agreement”), pursuant to which the Company shall register under the Securities Act the resale of the Registrable Securities (as defined in the Registration Rights Agreement) by the Investor, upon the terms and subject to the conditions set forth therein;

WHEREAS, in consideration for the Investor’s execution and delivery of this Agreement, the Company shall pay or cause to be paid to the Investor the Commitment Fee, pursuant to, at such time(s) and in such manner as set forth in Section 10.1(ii) of this Agreement; and

WHEREAS, the Company acknowledges that the Investor’s Affiliate, Roth Capital Partners, LLC (“RCP”), is acting as the Investor’s representative in connection with the transactions contemplated by the Transaction Documents.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I

DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex I hereto, and hereby made a part hereof, or as otherwise set forth in this Agreement.

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Article II

PURCHASE AND SALE OF COMMON STOCK

Section 2.1. Purchase and Sale of Stock. Upon the terms and subject to the conditions of this Agreement, during the Investment Period, the Company, in its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, up to the lesser of (i) $25,000,000 (the “Total Commitment”) in aggregate gross purchase price of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock and (ii) the Exchange Cap, to the extent applicable under Section 3.5 (such lesser amount of shares of Common Stock, the “Aggregate Limit”), by the delivery to the Investor of Purchase Notices as provided in Article III.

Section 2.2. Closing Date; Settlement Dates. This Agreement shall become effective and binding (the “Closing”) upon (a) the delivery of counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto and thereto, and (b) the delivery of all other documents, instruments and writings required to be delivered at the Closing, in each case as provided in Section 7.1(iv), to the offices of Reed Smith LLP, at 599 Lexington Avenue, New York, NY 10022, at [●] [a.m./p.m.], New York City time, on the Closing Date. In consideration of and in express reliance upon the representations, warranties and covenants contained in, and upon the terms and subject to the conditions of, this Agreement, during the Investment Period, the Company, at its sole option and discretion, may issue and sell to the Investor, and, if the Company elects to so issue and sell, the Investor shall purchase from the Company, the Shares in respect of each Purchase. The delivery of Shares in respect of each Purchase, and the payment for such Shares, shall occur in accordance with Section 3.4.

Section 2.3. Initial Public Announcements and Required Filings. The Company shall, not later than 9:00 a.m., New York City time, no later than the fourth Trading Day after the date of this Agreement, file with the Commission a Current Report on Form 8-K disclosing the execution of this Agreement and the Registration Rights Agreement by the Company and the Investor and describing the material terms thereof, including, without limitation, the Commitment Fee payable by the Company to the Investor pursuant to Section 10.1(ii) of this Agreement, and attaching as exhibits thereto copies of each of this Agreement and the Registration Rights Agreement and, if applicable, any press release issued by the Company disclosing the execution of this Agreement and the Registration Rights Agreement by the Company (including all exhibits thereto, the “Current Report”). The Company shall provide the Investor a reasonable opportunity to comment on a draft of the Current Report prior to filing the Current Report with the Commission and shall give due consideration to all such comments. From and after the filing of the Current Report with the Commission, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Investor covenants that until such time as the transactions contemplated by this Agreement and the Registration Rights Agreement are publicly disclosed by the Company as described in this Section 2.3, the Investor shall maintain the confidentiality of all disclosures made to it in connection with the transactions contemplated by the Transaction Documents (including the existence and terms of the transactions contemplated thereby), except that the Investor may disclose the terms of such transactions to its financial, accounting, legal and other advisors (provided that the Investor directs such Persons to maintain the confidentiality of such information). Not later than 15 calendar days following the Closing Date, the Company shall file with the Commission a Form D with respect to the issuance and sale of the Shares in accordance with Regulation D and shall provide a copy thereof to the Investor promptly after such filing. The Company shall use its commercially reasonable efforts to prepare and, as soon as practicable, but in no event later than the applicable Filing Deadline, file with the Commission the Initial Registration Statement and any New Registration Statement covering only the resale by the Investor of the Registrable Securities in accordance with the Securities Act and the Registration Rights Agreement. At or before 8:30 a.m. (New York City time) on the Trading Day immediately following the Effective Date of the Initial Registration Statement and any New Registration Statement (or any post-effective amendment thereto), the Company shall file with the Commission in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with resales of the Registrable Securities by the Investor pursuant to such Registration Statement (or post-effective amendment thereto).

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Article III

PURCHASE TERMS

Subject to the satisfaction of the conditions set forth in Article VII, the parties agree as follows:

Section 3.1. Market Open Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 (the “Commencement” and the date of initial satisfaction of all of such conditions, the “Commencement Date”) and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, the Company shall have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of a Market Open Purchase Notice for a Market Open Purchase (each, a “Market Open Purchase”), specifying in such Market Open Purchase Notice (a) the Market Open Purchase Percentage for such Market Open Purchase and (b) whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Market Open Purchase, on the applicable Purchase Date therefor, to purchase a specified Market Open Purchase Share Amount, which shall not exceed the applicable Market Open Purchase Maximum Amount, at the applicable Market Open Purchase Price therefor on such Purchase Date in accordance with this Agreement. The Company may timely deliver to the Investor a Market Open Purchase Notice for a Market Open Purchase on any Trading Day selected by the Company as the Purchase Date for such Market Open Purchase, so long as (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (ii) all Shares subject to all prior Purchases effected by the Company pursuant to this Agreement on or before the Trading Day immediately preceding such Purchase Date (as applicable) have been timely received by the Investor as DWAC Shares on the applicable Purchase Share Delivery Dates for such prior Purchases in accordance with Section 3.4. The Investor is obligated to accept each Market Open Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any Market Open Purchase Notice directing the Investor to purchase a Market Open Purchase Share Amount in excess of the applicable Market Open Purchase Maximum Amount that the Company is then permitted to include in such Market Open Purchase Notice (taking into account the Market Open Purchase Percentage specified by the Company in the applicable Market Open Purchase Notice for such Market Open Purchase), such Market Open Purchase Notice shall be void ab initio to the extent of the amount by which the Market Open Purchase Share Amount set forth in such Market Open Purchase Notice exceeds such applicable Market Open Purchase Maximum Amount, and the Investor shall have no obligation to purchase, and shall not purchase, such excess Shares pursuant to such Market Open Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable Market Open Purchase Maximum Amount pursuant to such Market Open Purchase. At or prior to 7:00 p.m., New York City time, on the Purchase Date for each Market Open Purchase, the Investor shall provide to the Company, by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Market Open Purchase Notice, a written confirmation for such Market Open Purchase, setting forth the applicable Market Open Purchase Price per Share to be paid by the Investor for the Shares purchased by the Investor in such Market Open Purchase, and the total aggregate Market Open Purchase Price to be paid by the Investor for the total Market Open Purchase Share Amount purchased by the Investor in such Market Open Purchase. Notwithstanding the foregoing, the Company shall not deliver any Market Open Purchase Notices to the Investor during the PEA Period, any Allowable Grace Period, any MPA Period or at any other time that the Company is in possession of information reasonably determined by the Company to be material non-public information regarding the Company, its Subsidiaries or their securities.

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Section 3.2. Intraday Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 on the Commencement Date and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, in addition to Market Open Purchases as described in Section 3.1, the Company shall also have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of an Intraday Purchase Notice for an Intraday Purchase (each, an “Intraday Purchase”), specifying in such Intraday Purchase Notice (a) the Intraday Purchase Percentage for such Intraday Purchase and (b) whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Intraday Purchase, on the applicable Purchase Date therefor, to purchase a specified Intraday Purchase Share Amount, which shall not exceed the applicable Intraday Purchase Maximum Amount, at the applicable Intraday Purchase Price therefor on such Purchase Date in accordance with this Agreement. The Company may timely deliver to the Investor an Intraday Purchase Notice for an Intraday Purchase on any Trading Day selected by the Company as the Purchase Date for such Intraday Purchase, so long as (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (ii) all Shares subject to all prior Purchases effected by the Company pursuant to this Agreement on or before the Trading Day immediately preceding such Purchase Date (as applicable) have been timely received by the Investor as DWAC Shares on the applicable Purchase Share Delivery Dates for such prior Purchases in accordance with Section 3.4. The Investor is obligated to accept each Intraday Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any Intraday Purchase Notice directing the Investor to purchase an Intraday Purchase Share Amount in excess of the applicable Intraday Purchase Maximum Amount that the Company is then permitted to include in such Intraday Purchase Notice (taking into account the Intraday Purchase Percentage specified by the Company in the applicable Intraday Purchase Notice for such Intraday Purchase), such Intraday Purchase Notice shall be void ab initio to the extent of the amount by which the Intraday Purchase Share Amount set forth in such Intraday Purchase Notice exceeds such applicable Intraday Purchase Maximum Amount, and the Investor shall have no obligation to purchase, and shall not purchase, such excess Shares pursuant to such Intraday Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable Intraday Purchase Maximum Amount pursuant to such Intraday Purchase. At or prior to 7:00 p.m., New York City time, on the Purchase Date on which one or more Intraday Purchases shall have occurred, the Investor shall provide to the Company, by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Intraday Purchase Notice, a written confirmation for each such Intraday Purchase, setting forth the applicable Intraday Purchase Price per Share to be paid by the Investor for the Shares purchased by the Investor in such Intraday Purchase, and the total aggregate Intraday Purchase Price to be paid by the Investor for the total Intraday Purchase Share Amount purchased by the Investor in such Intraday Purchase. Notwithstanding the foregoing, the Company shall not deliver any Intraday Purchase Notices to the Investor during the PEA Period, any Allowable Grace Period, any MPA Period or at any other time that the Company is in possession of information reasonably determined by the Company to be material non-public information regarding the Company, its Subsidiaries or their securities.

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Section 3.3 Extended Hours Purchases.

(a) Pre-Market Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 on the Commencement Date and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, in addition to Market Open Purchases as described in Section 3.1 and Intraday Purchases as described in Section 3.2, the Company shall also have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of a Pre-Market Purchase Notice for a Pre-Market Purchase (each, a “Pre-Market Purchase”), specifying in such Pre-Market Purchase Notice (a) the Pre-Market Purchase Percentage for such Pre-Market Purchase and (b) whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Pre-Market Purchase, on the applicable Purchase Date therefor, to purchase a specified Pre-Market Purchase Share Amount, which shall not exceed the applicable Pre-Market Purchase Maximum Amount, at the applicable Pre-Market Purchase Price therefor on such Purchase Date in accordance with this Agreement. The Company may timely deliver to the Investor a Pre-Market Purchase Notice for Pre-Market Purchase on any Trading Day selected by the Company as the Purchase Date for such Pre-Market Purchase, so long as (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (ii) all Shares subject to all prior Purchases effected by the Company pursuant to this Agreement on or before the Trading Day immediately preceding such Purchase Date (as applicable) have been timely received by the Investor as DWAC Shares on the applicable Purchase Share Delivery Dates for such prior Purchases in accordance with Section 3.4. The Investor is obligated to accept each Pre-Market Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any Pre-Market Purchase Notice directing the Investor to purchase a Pre-Market Purchase Share Amount in excess of the applicable Pre-Market Purchase Maximum Amount that the Company is then permitted to include in such Pre-Market Purchase Notice (taking into account the Pre-Market Purchase Percentage specified by the Company in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase), such Pre-Market Purchase Notice shall be void ab initio to the extent of the amount by which the Pre-Market Purchase Share Amount set forth in such Pre-Market Purchase Notice exceeds such applicable Pre-Market Purchase Maximum Amount, and the Investor shall have no obligation to purchase, and shall not purchase, such excess Shares pursuant to such Pre-Market Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable Pre-Market Purchase Maximum Amount pursuant to such Pre-Market Purchase. At or prior to 7:00 p.m., New York City time, on the Purchase Date on which a Pre-Market Purchase shall have occurred, the Investor shall provide to the Company, by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Pre-Market Purchase Notice, a written confirmation for such Pre-Market Purchase, setting forth the applicable Pre-Market Purchase Price per Share to be paid by the Investor for the Shares purchased by the Investor in such Pre-Market Purchase, and the total aggregate Pre-Market Purchase Price to be paid by the Investor for the total Pre-Market Purchase Share Amount purchased by the Investor in such Pre-Market Purchase. Notwithstanding the foregoing, the Company shall not deliver any Pre-Market Purchase Notices to the Investor during the PEA Period, any Allowable Grace Period, any MPA Period or at any other time that the Company is in possession of information reasonably determined by the Company to be material non-public information regarding the Company, its Subsidiaries or their securities.

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(b) Post-Market Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 on the Commencement Date and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, in addition to Market Open Purchases as described in Section 3.1, Intraday Purchases as described in Section 3.2 and Pre-Market Purchases as described in Section 3.3(a), the Company shall also have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of a Post-Market Purchase Notice for a Post-Market Purchase (each, a “Post-Market Purchase”), specifying in such Post-Market Purchase Notice (a) the Post-Market Purchase Percentage for such Post-Market Purchase and (b) whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Post-Market Purchase, on the applicable Purchase Date therefor, to purchase a specified Post-Market Purchase Share Amount, which shall not exceed the applicable Post-Market Purchase Maximum Amount, at the applicable Post-Market Purchase Price therefor on such Purchase Date in accordance with this Agreement. The Company may timely deliver to the Investor a Post-Market Purchase Notice for Post-Market Purchase on any Trading Day selected by the Company as the Purchase Date for such Post-Market Purchase, so long as (i) the Closing Sale Price of the Common Stock on such Purchase Date is not less than the Threshold Price, and (ii) all Shares subject to all prior Purchases effected by the Company pursuant to this Agreement on or before the Trading Day immediately preceding such Purchase Date (as applicable) have been timely received by the Investor as DWAC Shares on the applicable Purchase Share Delivery Dates for such prior Purchases in accordance with Section 3.4. The Investor is obligated to accept each Post-Market Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any Post-Market Purchase Notice directing the Investor to purchase a Post-Market Purchase Share Amount in excess of the applicable Post-Market Purchase Maximum Amount that the Company is then permitted to include in such Post-Market Purchase Notice (taking into account the Post-Market Purchase Percentage specified by the Company in the applicable Post-Market Purchase Notice for such Post-Market Purchase), such Post-Market Purchase Notice shall be void ab initio to the extent of the amount by which the Post-Market Purchase Share Amount set forth in such Post-Market Purchase Notice exceeds such applicable Post-Market Purchase Maximum Amount, and the Investor shall have no obligation to purchase, and shall not purchase, such excess Shares pursuant to such Post-Market Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable Post-Market Purchase Maximum Amount pursuant to such Post-Market Purchase. At or prior to 7:00 p.m., New York City time, on the Purchase Date on which one or more Post-Market Purchases shall have occurred, the Investor shall provide to the Company, by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Post-Market Purchase Notice, a written confirmation for each such Post-Market Purchase, setting forth the applicable Post-Market Purchase Price per Share to be paid by the Investor for the Shares purchased by the Investor in such Post-Market Purchase, and the total aggregate Post-Market Purchase Price to be paid by the Investor for the total Post-Market Purchase Share Amount purchased by the Investor in such Post-Market Purchase. Notwithstanding the foregoing, the Company shall not deliver any Post-Market Purchase Notices to the Investor during the PEA Period, any Allowable Grace Period, any MPA Period or at any other time that the Company is in possession of information reasonably determined by the Company to be material non-public information regarding the Company, its Subsidiaries or their securities.

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Section 3.4. Settlement. The Shares constituting (i) the applicable Market Open Purchase Share Amount purchased by the Investor in each Market Open Purchase, (ii) the applicable Intraday Purchase Share Amount purchased by the Investor in each Intraday Purchase, (iii) the applicable Pre-Market Purchase Share Amount purchased by the Investor in each Pre-Market Purchase, and (iv) the applicable Post-Market Purchase Share Amount purchased by the Investor in each Post-Market Purchase, as applicable, in each case shall be delivered to the Investor as DWAC Shares not later than 10:00 a.m., New York City time, on the Trading Day immediately following the Purchase Date for such Purchase (the “Purchase Share Delivery Date”). Subject to the provisions set forth in (i) Section 10.1(i) regarding deductions from the amount otherwise payable to the Company under this Section 3.4 for partial satisfaction of the QIU Fee Reimbursement and the Additional Investor Legal Fee Expense Reimbursement and (ii) Section 10.1(ii) regarding deductions from the amount otherwise payable to the Company under this Section 3.4 for partial satisfaction of the Commitment Fee, for each Purchase effected by the Company under this Article III, the Investor shall pay to the Company an amount in cash equal to the product of (a) the total number of Shares purchased by the Investor in such Purchase and (b) the applicable Purchase Price for such Shares, as full payment for such Shares purchased by the Investor in such Purchase, via wire transfer of immediately available funds, not later than 5:00 p.m., New York City time, on the Trading Day immediately following the applicable Purchase Share Delivery Date for such Purchase, provided the Investor shall have timely received, as DWAC Shares, all of such Shares purchased by the Investor in such Purchase on such Purchase Share Delivery Date in accordance with the first sentence of this Section 3.4, or, if any of such Shares are received by the Investor after 1:00 p.m., New York City time, then the Company’s receipt of such funds in its designated account may occur on the Trading Day next following the Trading Day on which the Investor shall have received all of such Shares as DWAC Shares, but not later than 5:00 p.m., New York City time, on such next Trading Day. If the Company or its transfer agent shall fail for any reason (other than a failure of the Investor or its Broker-Dealer to set up a DWAC and required instructions) to deliver to the Investor, as DWAC Shares, any Shares purchased by the Investor in a Purchase effected by the Company under this Article III, prior to 10:00 a.m., New York City time, on the Trading Day immediately following the applicable Purchase Share Delivery Date for such Purchase, and if on or after such Trading Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Shares that the Investor anticipated receiving from the Company on such Purchase Share Delivery Date in respect of such Purchase, then the Company shall, within one (1) Trading Day after the Investor’s request, either (i) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Cover Price”), at which point the Company’s obligation to deliver such Shares as DWAC Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Investor such Shares as DWAC Shares and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the total purchase price paid by the Investor pursuant to this Agreement for all of the Shares purchased by the Investor in such Purchase. The Company shall not issue any fraction of a share of Common Stock to the Investor in connection with any Purchase effected pursuant to this Agreement. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments to be made by the Investor pursuant to this Agreement shall be made by wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice to the Investor in accordance with the provisions of this Agreement.

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Section 3.5. Compliance with Rules of Trading Market.

(a) Exchange Cap. Subject to Section 3.5(b), the Company shall not issue or sell any shares of Common Stock pursuant to this Agreement, and the Investor shall not purchase or acquire any shares of Common Stock pursuant to this Agreement, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to this Agreement and the transactions contemplated hereby would exceed 769,952 shares of Common Stock (such number of shares equal to 19.99% of the aggregate number of shares of Common Stock issued and outstanding immediately prior to the execution of this Agreement), which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Trading Market (such maximum number of shares of Common Stock, the “Exchange Cap”), unless the Company’s stockholders have approved the issuance of Common Stock pursuant to this Agreement in excess of the Exchange Cap in accordance with the applicable rules of the Trading Market. For the avoidance of doubt, the Company may, but shall be under no obligation to, request its stockholders to approve the issuance of Common Stock pursuant to this Agreement; provided, that if such stockholder approval is not obtained, the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all times during the term of this Agreement (except as set forth in Section 3.5(b)).

(b) At-Market Transaction. Notwithstanding Section 3.5(a) above, the Exchange Cap shall not be applicable for any purposes of this Agreement and the transactions contemplated hereby, solely to the extent that (and only for so long as) the Average Price shall equal or exceed the Base Price (it being hereby acknowledged and agreed that the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all other times during the term of this Agreement, unless the stockholder approval referred to in Section 3.5(a) is obtained). The parties acknowledge and agree that the Minimum Price used to determine the Base Price hereunder represents the lower of (i) the Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) on [the Trading Day immediately prior to]1 the date of this Agreement and (ii) the average Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) for the five (5) consecutive Trading Days ending on [the Trading Day immediately prior to]2 the date of this Agreement.

1 Use if agreements are executed before market close on a Trading Day.

2 Use if agreements are executed before market close on a Trading Day.

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(c) General. The Company shall not issue or sell any shares of Common Stock pursuant to this Agreement if such issuance or sale would reasonably be expected to result in (A) a violation of the Securities Act or (B) a breach of the rules of the Trading Market. The provisions of this Section 3.5 shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 3.5 only if necessary to ensure compliance with the Securities Act and the applicable rules of the Trading Market. For the avoidance of doubt, nothing in this Section 3.3 shall require the Company to issue, or permit the Company to issue, any shares of Common Stock in violation of the applicable rules of the Trading Market, including Nasdaq Listing Rule 5635(d), and the Company may decline to effect any Purchase (or any portion thereof) to the extent the issuance of Shares in connection therewith would result in such a violation.

Section 3.6. Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not purchase or acquire, any shares of Common Stock under this Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its Affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the outstanding shares of Common Stock (the “Beneficial Ownership Limitation”). Upon the written request of the Investor, the Company shall promptly (but not later than the next business day on which the Company’s transfer agent is open for business) confirm orally or in writing to the Investor the number of shares of Common Stock then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required under this Section 3.6 and the application of this Section 3.6. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error. The provisions of this Section 3.6 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3.6 to the extent necessary to properly give effect to the limitations contained in this Section 3.6.

Article IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor hereby makes the following representations, warranties and covenants to the Company:

Section 4.1. Organization and Standing of the Investor. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

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Section 4.2. Authorization and Power. The Investor has the requisite limited liability company power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to purchase or acquire the Shares in accordance with the terms hereof. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action, and no further consent or authorization of the Investor, its officers or its sole member is required. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar Laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 4.3. No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by the Investor of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of such Investor’s certificate of formation, limited liability company agreement or other applicable organizational instruments, (ii) conflict with, constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Investor is a party or is bound, (iii) create or impose any lien, charge or encumbrance on any property of the Investor under any agreement or any commitment to which the Investor is party or under which the Investor is bound or under which any of its properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, or regulation, or any Order of any Governmental Entity applicable to the Investor or by which any of its properties or assets are bound or affected, except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with, in any material respect, the ability of the Investor to enter into and perform its obligations under this Agreement and the Registration Rights Agreement. The Investor is not required under any applicable Law to obtain any consent, authorization or Order of, or make any filing or registration with, any Governmental Entity in order for it to execute, deliver or perform any of its obligations under this Agreement and the Registration Rights Agreement or to purchase or acquire the Shares in accordance with the terms hereof, other than as may be required by FINRA; provided, however, that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and warranties and the compliance with the relevant covenants and agreements of the Company in the Transaction Documents to which it is a party.

Section 4.4. Investment Purpose. The Investor is acquiring the Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act or any applicable state securities or “blue sky” Laws; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with, or pursuant to, a Registration Statement filed pursuant to the Registration Rights Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares. The Investor is acquiring the Shares hereunder in the ordinary course of its business.

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Section 4.5. Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

Section 4.6. Reliance on Exemptions. The Investor understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities or “blue sky” Laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares.

Section 4.7. Information. All materials relating to the business, financial condition, management and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Investor have been furnished or otherwise made available to the Investor or its advisors, including, without limitation, the Commission Documents. The Investor understands that its investment in the Shares involves a high degree of risk. The Investor is able to bear the economic risk of an investment in the Shares and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a proposed investment in the Shares. The Investor and its advisors have been afforded the opportunity to ask questions of and receive answers from representatives of the Company concerning the financial condition and business of the Company and other matters relating to an investment in the Shares. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or in any other Transaction Document to which the Company is a party or the Investor’s right to rely on any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby (including, without limitation, the opinions of the Company’s counsel delivered pursuant to Sections 7.1(iv), 7.2(xv) and 7.3(x)). The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. The Investor understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement.

Section 4.8. No Governmental Review. The Investor understands that no United States federal or state agency or any other government or Governmental Entity has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of an investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

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Section 4.9. No General Solicitation. The Investor is not purchasing or acquiring the Shares as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

Section 4.10. Not an Affiliate. The Investor is not an officer, director or an Affiliate of the Company. As of the date of this Agreement, the Investor does not beneficially own any shares of Common Stock or securities exercisable for or convertible into shares of Common Stock. During the Investment Period, the Investor will not acquire for its own account any shares of Common Stock or securities exercisable for or convertible into shares of Common Stock, other than pursuant to this Agreement; provided, however, that nothing in this Agreement shall prohibit or be deemed to prohibit the Investor from purchasing, in an open market transaction or otherwise, shares of Common Stock necessary to make delivery by the Investor in satisfaction of a sale by the Investor of Shares that the Investor anticipated receiving from the Company in connection with the settlement of a Market Open Purchase or an Intraday Purchase (as applicable) if the Company or its transfer agent shall have failed for any reason (other than a failure of the Investor or its Broker-Dealer to set up a DWAC and required instructions) to electronically transfer all of the Shares subject to such Market Open Purchase or such Intraday Purchase (as applicable) to the Investor on the applicable Purchase Share Delivery Date by crediting the Investor’s or its designated Broker-Dealer’s account at DTC through its DWAC delivery system in compliance with Section 3.4 of this Agreement. For the avoidance of doubt, the foregoing restriction does not apply to any Affiliate of the Investor, provided that any such purchases do not cause the Investor to violate any applicable Exchange Act requirement, including Regulation M.

Section 4.11. No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, any of its officers, or any entity managed or controlled by the Investor, engaged in or effected, in any manner whatsoever, directly or indirectly, for the Investor’s own principal account or for the principal account of any such entity managed or controlled by the Investor, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock that remains in effect as of the date of this Agreement.

Section 4.12. Statutory Underwriter Status. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in any Prospectus contained therein to the extent required by applicable Law and to the extent the Prospectus is related to the resale of Registrable Securities.

Section 4.13. Resales of Shares. The Investor represents, warrants and covenants that it will resell Shares purchased or acquired by the Investor from the Company pursuant to this Agreement only pursuant to the Registration Statement in which the resale of such Shares is registered under the Securities Act and the Prospectus contained therein, in a manner described under the caption “Plan of Distribution” in such Registration Statement and Prospectus, and in a manner in compliance with all applicable U.S. federal and applicable state securities or “blue sky” Laws.

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Article V

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

Except as set forth in the disclosure schedule delivered by the Company to the Investor, if any (which is hereby incorporated by reference in, and constitutes an integral part of, this Agreement) (the “Disclosure Schedule”), the Company hereby makes the following representations, warranties and covenants to the Investor:

Section 5.1. Organization, Good Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the corporate power and authority to own, lease or operate its assets and properties and to conduct its business as now being conducted in all material respects. The Company is duly licensed or qualified to do business and in good standing (or equivalent status as applicable) in each jurisdiction in which the assets owned or leased by it or the character of its activities require it to be licensed or qualified or in good standing (or equivalent status as applicable), except where the failure to be so licensed or qualified, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

Section 5.2. Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of the Transaction Documents to which it is a party and to issue the Shares in accordance with the terms hereof and thereof. Except for approvals of the Company’s Board of Directors or a committee thereof as may be required in connection with any issuance and sale of Shares to the Investor hereunder (which approvals shall be obtained prior to the delivery of any Market Open Purchase Notice and any Intraday Purchase Notice), the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or its stockholders is required. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 5.3. Capitalization. The authorized capital stock of the Company and the shares thereof issued and outstanding were as set forth in the Commission Documents as of the dates reflected therein. All of the outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable. Except as set forth in the Commission Documents, this Agreement and the Registration Rights Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act. Except as set forth in the Commission Documents, no shares of Common Stock are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except as set forth in the Commission Documents, the Company is not a party to, and it has no Knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the Commission Documents, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement, the Registration Rights Agreement or any of the other Transaction Documents, or the consummation of the transactions described herein or therein. The Company has filed with the Commission true and correct copies of the Company’s Certificate of Incorporation, as amended and in effect on the Closing Date (the “Charter”), and the Company’s Bylaws, as amended and in effect on the Closing Date (the “Bylaws”).

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Section 5.4. Payment of Commitment Fee; Issuance of Shares. Payment of the Commitment Fee by the Company to the Investor in such manner, at such time(s) and otherwise pursuant to and in accordance with Section 10.1(ii) of this Agreement, has been duly authorized by all necessary corporate action on the part of the Company. The Total Commitment worth of Shares available for issuance by the Company to the Investor under this Agreement have been, or with respect to the amount of Shares to be purchased by the Investor pursuant to a particular Purchase Notice will be, prior to the delivery to the Investor hereunder of such Purchase Notice, in each case duly authorized by all necessary corporate action on the part of the Company. An aggregate [●] shares of Common Stock have been duly authorized and reserved by the Company for issuance and sale to the Investor as Shares pursuant to one or more Purchases under this Agreement.

Section 5.5. No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of any provision of the Company’s Charter or Bylaws, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective properties or assets is subject, or (iv) result in a violation of any Law or Order applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected (including federal and state securities or “blue sky” Laws and the rules and regulations of the Trading Market or applicable Eligible Market), except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement or the Registration Rights Agreement and as required under the Securities Act and any applicable state securities or “blue sky” Laws, the Company is not required under any Law to obtain any consent, authorization or Order of, or make any filing or registration with, any Governmental Entity (including, without limitation, the Trading Market) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents to which it is a party, or to issue the Shares to the Investor in accordance with the terms hereof and thereof (other than such consents, authorizations, Orders, filings or registrations as have been obtained or made prior to the Closing Date); provided, however, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the representations and warranties of the Investor in this Agreement and the compliance by it with its covenants and agreements contained in this Agreement and the Registration Rights Agreement.

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Section 5.6. Commission Documents, Financial Statements; Disclosure Controls and Procedures; Internal Controls Over Financial Reporting; Accountants.

(a) Since January 1, 2025, the Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all Commission Documents required to be filed with or furnished to the Commission by the Company under the Securities Act or the Exchange Act, including those required to be filed with or furnished to the Commission under Section 13(a) or Section 15(d) of the Exchange Act. As of the Closing Date, no Subsidiary of the Company is required to file or furnish any report, schedule, registration, form, statement, information or other document with the Commission. As of its filing date (or, if amended or superseded by a filing prior to the Closing Date, as of the date of such amended or superseded filing), each Commission Document filed with or furnished to the Commission prior to the Closing Date complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable. Each Registration Statement, on the date it is filed with the Commission, on the date it is declared effective by the Commission and on each Purchase Date, shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 415 under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that this representation and warranty shall not apply to statements in or omissions from such Registration Statement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. The Prospectus and each Prospectus Supplement required to be filed pursuant to this Agreement or the Registration Rights Agreement after the Closing Date, when taken together, on its date and on each Purchase Date, shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 424(b) under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty shall not apply to statements in or omissions from the Prospectus or any Prospectus Supplement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. Each Commission Document (other than the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto) to be filed with or furnished to the Commission after the Closing Date and filed as part of or incorporated by reference in the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto required to be filed pursuant to this Agreement or the Registration Rights Agreement (including, without limitation, the Current Report), when such document is filed with or furnished to the Commission and, if applicable, when such document becomes effective, as the case may be, shall comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable. The Company has delivered or made available to the Investor via EDGAR or otherwise true and complete copies of all comment letters and substantive correspondence received by the Company from the Commission relating to the Commission Documents filed with or furnished to the Commission as of the Closing Date, together with all written responses of the Company thereto in the form such responses were filed via EDGAR. Except as disclosed in the Commission Documents, there are no outstanding or unresolved comments or undertakings in such comment letters received by the Company from the Commission. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

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(b) The consolidated financial statements of the Company included or incorporated by reference in the Commission Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company and its Subsidiaries for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate) and have been prepared in compliance with the published requirements of the Securities Act and the Exchange Act, as applicable, and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except (i) for such adjustments to accounting standards and practices as are noted therein and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved. The pro forma financial statements or data included or incorporated by reference in the Commission Documents, if any, comply in all material respects with the applicable requirements of Regulation S-X of the Securities Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the circumstances referred to therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. The other financial, statistical and market-related data with respect to the Company and the Subsidiaries contained or incorporated by reference in the Commission Documents, if any, are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Commission Documents that are not included or incorporated by reference as required. All disclosures contained or incorporated by reference in the Commission Documents, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(c) Except as set forth in the Commission Documents, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the Commission Documents, the Company is not aware of any material weaknesses in its internal control over financial reporting. Except as set forth in the Commission Documents, since the date of the latest audited financial statements of the Company included in the Commission Documents, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. Except as set forth in the Commission Documents, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) that comply with the requirements of the Exchange Act. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year most recently ended (such date, the “Evaluation Date”). The Company presented in its Form 10-K for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the most recent Evaluation Date and, except as set forth in such Form 10-K or any Commission Document filed with the Commission for a period subsequent to the period covered by such Form 10-K, the “disclosure controls and procedures” are effective.

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(d) Weinberg & Company, P.A. (the “Accountant”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the 2025 Form 10-K and shall be filed with the Commission as part of the Initial Registration Statement, are and, during the periods covered by their report, were independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s knowledge, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.

(e) Since January 1, 2025, the Company has timely filed all certifications and statements the Company is required to file under (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act or (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act) with respect to all Commission Documents with respect to which the Company is required to file such certifications and statements thereunder.

Section 5.7. Subsidiaries. Exhibit 21.1 to the 2025 Form 10-K sets forth each Subsidiary of the Company as of the Closing Date, other than those that may be omitted pursuant to Item 601 of Regulation S-K, and the Company does not have any other Subsidiaries as of the Closing Date, other than those that may be omitted pursuant to Item 601 of Regulation S-K. Each Subsidiary of the Company has been duly incorporated or organized, as the case may be, and is validly existing and in good standing (where such concept is recognized) under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the 2025 Form 10-K. Each of the Company’s Subsidiaries is duly qualified to transact business and is in good standing (where such concept is recognized) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing, as the case may be, or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect. All of the issued and outstanding capital stock or other equity or ownership interests of each of the Company’s Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim.

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Section 5.8. No Material Adverse Effect or Material Change. Except as otherwise disclosed in any Commission Documents, since December 31, 2025: (i) there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties, operations, assets, liabilities, whether or not arising from transactions in the ordinary course of business, of the Company and its Subsidiaries, considered as one entity; (ii) the Company and its Subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its Subsidiaries, considered as one entity; (iii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or its Subsidiaries and there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other Subsidiaries, by any of the Company’s Subsidiaries on any class of capital stock, or any repurchase or redemption by the Company or any of its Subsidiaries of any class of capital stock; and (iv) there has been no Material Adverse Effect.

Section 5.9. No Undisclosed Liabilities. There are no direct or contingent liabilities, obligations, transactions, arrangements or other relationships between or among the Company, or any of its Affiliates and any unconsolidated entity, including any structural finance, special purpose or limited purpose entity (including any off-balance sheet obligations) or any “variable interest entities” as that term is used in Accounting Standards Codification Paragraph 810-10-25-20, that would reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, required to be described in the Commission Documents which have not been described as required.

Section 5.10. No Material Defaults on Indebtedness. Except as set forth in the Commission Documents, neither the Company nor any of its Subsidiaries is (i) in violation of its charter or bylaws or similar organizational documents or (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, promissory note, or loan agreement or other instrument relating to Indebtedness to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except, in the case of clause (ii) above, for any such default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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Section 5.11. Solvency. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law, nor does the Company have any Knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation Proceedings or other Proceedings for relief under any Bankruptcy Law. Except as set forth in the Commission Documents (including the going-concern disclosures therein), to the Company’s Knowledge, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

Section 5.12. Title to Real and Personal Property. The Company and its Subsidiaries have good and valid title in fee simple to all items of real property and good and valid title to all personal property described in the Commission Documents as being owned by them that are material to the businesses of the Company and its Subsidiaries, in each case, free and clear of all liens, encumbrances and claims, except those that would reasonably be expected to not, individually or in the aggregate, have a Material Adverse Effect. Any real property described in the Commission Documents as being leased by the Company or its Subsidiaries is held by them under valid, existing and enforceable leases, except those that would not be reasonably be expected, individually or in the aggregate, have a Material Adverse Effect.

Section 5.13. Litigation. Except as disclosed in the Commission Documents, there is no Proceeding pending or, to the Company’s Knowledge, threatened against the Company or any of its Subsidiaries that, if adversely decided or resolved, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Proceeding involving a claim of violation of or liability under federal or state securities or “blue sky” Laws or a claim of breach of fiduciary duty, which would reasonably expected to result in an Order having a Material Adverse Effect. Except as disclosed in the Commission Documents, there has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries, which would reasonably expected to result in an Order having a Material Adverse Effect.

Section 5.14. Compliance with Applicable Laws. Except as disclosed in the Commission Documents, the business of the Company and its Subsidiaries has been and is presently being conducted in compliance with all applicable Laws, except for such non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect. Except as disclosed in the Commission Documents, neither the Company nor any of its Subsidiaries is in violation of any Order applicable to the Company or any of its Subsidiaries, except in all cases for any such violations which could not, individually or in the aggregate, have a Material Adverse Effect.

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Section 5.15. Certain Fees. Except as contemplated by the Transaction Documents (including in connection with the engagement of any Qualified Independent Underwriter as contemplated by Section 6.15 hereof) or as disclosed in the Commission Documents, no brokerage or finder’s fees or commissions are or will be payable by the Company or any of its Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. Except for any fees and other compensation payable to any Qualified Independent Underwriter engaged to participate in the transactions contemplated by the Transaction Documents pursuant to Section 6.15 hereof, none of the Investor, RCP or any of their respective Affiliates shall have any obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 5.15 incurred by the Company or any of its Subsidiaries that may be due or payable in connection with the transactions contemplated by the Transaction Documents.

Section 5.16. Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or any of its agents, advisors or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information concerning the Company or any of its Subsidiaries that has not been publicly disclosed by the Company in a Commission Document filed by the Company with the Commission, other than the existence of the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Securities under the Registration Statement. All disclosure provided to Investor regarding the Company and its Subsidiaries, their businesses and the transactions contemplated by the Transaction Documents (including, without limitation, the representations and warranties of the Company contained in the Transaction Documents to which it is a party (as modified by the Disclosure Schedule)) furnished in writing by or on behalf of the Company or any of its Subsidiaries for purposes of or in connection with the Transaction Documents, taken together, is true and correct in all material respects on the date on which such information is dated or certified, and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading at such time. Each press release issued by the Company or any of its Subsidiaries since the Business Combination Date did not at the time of release (or, if amended or superseded by a later dated press release issued by the Company or any of its Subsidiaries prior to the Closing Date or by a later dated Commission Document filed with or furnished to the Commission by the Company prior to the Closing Date, at the time of issuance of such later dated press release or filing or furnishing of such Commission Document, as applicable) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

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Section 5.17. Material Permits. Except as disclosed in the Commission Documents, each of the Company and its Subsidiaries has all Permits that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted, except for such Permits that are not, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole (the “Material Permits”). Except as disclosed in the Commission Documents or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) to the Company’s Knowledge, each Material Permit is in full force and effect in accordance with its terms, (ii) no written notice of revocation, cancellation or termination of any Material Permit has been received by the Company or any of its Subsidiaries and (iii) there are, and have been, no Proceedings pending or, to the Company’s Knowledge, threatened relating to the suspension, revocation or material and adverse modification of any of such Material Permit. This Section 5.17 does not relate to environmental matters, such items being the subject of Section 5.18.

Section 5.18. Environmental Matters. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; (iii) there are no pending or, to the Knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries; and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

Section 5.19. Intellectual Property Rights. Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company and its Subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses as they are currently being conducted; (ii) the Company’s and its Subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Company and its Subsidiaries have not received any written notice of any claim relating to the infringement, misappropriation or violation of any third party’s Intellectual Property; and (iv) to the Knowledge of the Company, the Intellectual Property of the Company and its Subsidiaries is not being infringed, misappropriated or otherwise violated by any person.

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Section 5.20. Material Contracts. Except as set forth in the Commission Documents, the descriptions in the Commission Documents of the material Contracts therein described present fairly in all material respects the information required to be shown, and there are no material Contracts of a character required to be described in the Commission Documents or to be filed as exhibits thereto which are not described or filed as required; all material Contracts between the Company or any of its Subsidiaries and third parties expressly referenced in the Commission Documents are legal, valid and binding obligations of the Company or one or more of its Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general equitable principles, and except where the failure of any such Contract to be enforceable in accordance with its terms would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.21. Transactions With Affiliates. No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Securities Act to be disclosed pursuant to the requirements of Item 404 of Regulation S-K which has not been so disclosed. Except as disclosed in the Commission Documents, there are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any Affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any Affiliate of the Company or any of their respective family members.

Section 5.22. Labor Relations. Except as disclosed in the Commission Documents, there is: (i) no unfair labor practice complaint pending against the Company or any of its Subsidiaries, nor to the Company’s Knowledge, threatened against it or any of its Subsidiaries, before the National Labor Relations Board, any state or local labor relation board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its Subsidiaries, or, to the Company’s Knowledge, threatened against it or any of its Subsidiaries; and (ii) no labor disturbance by the employees of the Company or any of its Subsidiaries exists or, to the Company’s Knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries, principal suppliers, manufacturers, customers or contractors.

Section 5.23. Use of Proceeds. The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement.

Section 5.24. Investment Company Act Status. The Company is not, and as a result of the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Shares as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement the Company will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

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Section 5.25. Tax Matters. Except in any case in which failure to pay or file (as applicable) would not, individually or in the aggregate, have a Material Adverse Effect, the Company and its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except (x) as may be being contested in good faith and by appropriate proceedings or (y) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except to the extent of any inadequacy that would not, individually or in the aggregate, result in a Material Adverse Effect, the Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 5.6(b) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined.

Section 5.26. Insurance. The Company and each of its Subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as is commercially reasonable for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, including, but not limited to, directors and officers insurance coverage. Except as disclosed in the Commission Documents, the Company has no reason to believe that it or any of its Subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

Section 5.27. Exemption from Registration. Subject to, and in reliance on, the representations, warranties and covenants made herein by the Investor, the offer and sale of the Shares by the Company to the Investor in accordance with the terms and conditions of this Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D; provided, however, that at the request of and with the express agreement of the Investor (including, without limitation, the representations, warranties and covenants of Investor set forth in Sections 4.10 through 4.13), the Shares to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued to the Investor or its designee only as DWAC Shares and will not bear legends noting restrictions as to resale of such securities under federal or state securities or “blue sky” Laws, nor will any such Shares be subject to stop transfer instructions.

Section 5.28. No General Solicitation or Advertising. Neither the Company, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

Section 5.29. No Integrated Offering. None of the Company or any of its Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer, issuance and sale by the Company to the Investor of any of the Shares under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Shares to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the offer, issuance and sale by the Company to the Investor of any of the Shares under the Securities Act or cause the offering of any of the Shares to be integrated with any other offering of securities of the Company.

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Section 5.30. Dilutive Effect. The Company is aware and acknowledges that issuance of the Shares could cause dilution to existing stockholders and could significantly increase the number of outstanding shares of Common Stock. The Company further acknowledges that its obligation to issue the Shares pursuant to the terms of a Purchase Notice in accordance with this Agreement is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

Section 5.31. Manipulation of Price. Neither the Company nor any of its officers, directors or to the Knowledge of the Company, any of its Affiliates has, and, to the Knowledge of the Company, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. Neither the Company nor any of its officers, directors or Affiliates will during the term of this Agreement, and, to the Knowledge of the Company, no Person acting on their behalf will during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence.

Section 5.32. Securities Act. The Company has complied and shall comply with all applicable federal and state securities or “blue sky” Laws in connection with the offer, issuance and sale of the Shares hereunder, including, without limitation, the applicable requirements of the Securities Act. Each Registration Statement, upon filing with the Commission and at the time it is declared effective by the Commission, shall satisfy all of the requirements of the Securities Act to register the resale of the Registrable Securities included therein by the Investor in accordance with the Registration Rights Agreement on a delayed or continuous basis under Rule 415 under the Securities Act at then-prevailing market prices, and not fixed prices. The Company is not currently, and has never been, an issuer identified in, or subject to, paragraph (i)(1) of Rule 144.

Section 5.33. Listing and Maintenance Requirements; DTC Eligibility. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the Commission Documents, the Company has not received written notice from the Trading Market (or, if the Common Stock is then listed on an Eligible Market, from such Eligible Market) to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market (or of such Eligible Market, as applicable). Except as disclosed in the Commission Documents, the Company is in compliance with all applicable listing and maintenance requirements of the Trading Market. The Common Stock may be issued and transferred electronically to third parties via DTC through its Deposit/Withdrawal at Custodian (“DWAC”) delivery system. The Company has not received written notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated.

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Section 5.34. Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Charter or the Delaware General Corporation Law, as amended, that is or could become applicable to the Investor as a result of the Investor and the Company fulfilling their respective obligations or exercising their respective rights under the Transaction Documents (as applicable), including, without limitation, as a result of the Company’s issuance and sale of the Shares to the Investor pursuant to this Agreement and the Investor’s acquisition and ownership of the Shares.

Section 5.35. Foreign Corrupt Practices. Neither the Company nor, any of its Subsidiaries, or any director or officer of the Company or any Subsidiary, nor, to the Knowledge of the Company, any employee, representative, agent, Affiliate of the Company or any of its Subsidiaries or any other Person acting on behalf of the Company or any of its Subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the Knowledge of the Company, its Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

Section 5.36. Office of Foreign Assets Control. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer, employee, representative, agent or Affiliate of the Company or any of its Subsidiaries, or any other Person acting on behalf of the Company or any of its Subsidiaries, is currently subject to or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Person, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

Section 5.37. Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”). No Proceeding by or before any Governmental Entity involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

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Section 5.38. ERISA. The Company and its Subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its Subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or any of its Subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such Subsidiary is a member. No “reportable event” (as defined under ERISA), for which notice has not been waived, has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates that would reasonably be expected to result in a material liability to the Company and its Subsidiaries. No “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA) that would reasonably be expected to result in a material liability to the Company and its Subsidiaries. Neither the Company, its Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the Knowledge of the Company, nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification.

Section 5.39. IT Systems. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, to the Company’s Knowledge, the Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” processed by them in connection with their businesses. “Personal Data” means the following data in the Company’s and its Subsidiaries’ possession or control and processed by them in connection with their business (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, individually identifiable bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by GDPR; (iv) any information which would qualify as “protected health information” under HIPAA; and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or individually identifiable sexual orientation. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, to the Company’s Knowledge, (i) there have been no breaches, violations, outages or unauthorized uses of or accesses to same nor any incidents under internal review or investigations relating to the same; and (ii) the Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

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Section 5.40. Compliance with Data Privacy Laws. To the Company’s Knowledge, the Company and its Subsidiaries are, and at all prior times were, in material compliance with all applicable state and federal data privacy and security laws and regulations (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take commercially reasonable steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (as defined below) (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by the Privacy Laws, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any Privacy Laws in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement from or with a governmental or regulatory authority or agency that imposes any obligation or liability under any Privacy Law.

Section 5.41. U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Shares are held by the Investor, shall become a U.S. real property holding corporation within the meaning of Section 897 of the Code.

Section 5.42. Margin Rules. Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in the Commission Documents will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

Section 5.43. Smaller Reporting Company Status. As of the Closing Date the Company was, and as of the Commencement Date the Company will be, a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act.

Section 5.44. No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

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Section 5.45. Market Capitalization. As of the date of this Agreement, the aggregate market value of the outstanding voting and non-voting common equity (as defined in Rule 405 of the Securities Act) of the Company held by Persons other than Affiliates of the Company (pursuant to Rule 144, those that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, the Company) (the “Non-Affiliate Shares”), was approximately $6.5 million (calculated by multiplying (i) the highest price at which the common equity of the Company closed on the Trading Market within 60 days of the date of this Agreement by (ii) the number of Non-Affiliate Shares).

Section 5.46. Broker/Dealer Relationships; FINRA Information. Neither the Company nor any of the Subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual). All of the information provided to the Investor, RCP or to their counsel, specifically for use by RCP in connection with the FINRA Filing (and related disclosure) with FINRA, by the Company, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the transactions contemplated by the Transaction Documents is true, complete, correct and compliant with FINRA’s rules and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules.

Section 5.47. Acknowledgement Regarding Relationship with Investor and RCP. The Company acknowledges and agrees, to the fullest extent permitted by Law, that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement, the Registration Rights Agreement and the transactions contemplated by the Transaction Documents, and RCP is acting as a representative of the Investor in connection with the transactions contemplated by the Transaction Documents, and of no other party, including the Company. The Company further acknowledges that while the Investor will be deemed to be a statutory “underwriter” with respect to certain of the transactions contemplated by the Transaction Documents in accordance with interpretive positions of the Staff of the Commission, the Investor is a “trader” that is not required to register with the Commission as a broker-dealer under Section 15(a) of the Exchange Act. The Company further acknowledges that the Investor and its representatives are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement, the Registration Rights Agreement and the transactions contemplated by the Transaction Documents, and any advice given by the Investor or any of its representatives (including RCP) or agents in connection therewith is merely incidental to the Investor’s acquisition of the Shares. The Company understands and acknowledges that employees of RCP may discuss market color, Purchase Notice timing and parameter considerations and other related capital markets considerations with the Company in connection with the Transaction Documents and the transactions contemplated thereby, in all cases on behalf of the Investor. The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated by the Transaction Documents other than those specifically set forth in Article IV.

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Section 5.48. Acknowledgement Regarding Investor’s Affiliate Relationships. Affiliates of the Investor, including RCP, engage in a wide range of activities for their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, merchant banking, equity and fixed income sales, trading and research, derivatives, foreign exchange, futures, asset management, custody, clearance and securities lending. In the course of their respective business, Affiliates of the Investor may, directly or indirectly, hold long or short positions, trade and otherwise conduct such activities in or with respect to debt or equity securities or bank debt of, or derivative products relating to, the Company. Any such position will be created, and maintained, independently of the position the Investor takes in the Company. In addition, at any given time Affiliates of the Investor, including RCP, may have been or in the future may be engaged by one or more entities that may be competitors with, or otherwise adverse to, the Company in matters unrelated to the transactions contemplated by the Transaction Documents, and Affiliates of the Investor, including RCP may have or may in the future provide investment banking or other services to the Company in matters unrelated to the transactions contemplated by the Transaction Documents. Activities of any of the Investor’s Affiliates performed on behalf of the Company may give rise to actual or apparent conflicts of interest given the Investor’s potentially competing interests with those of the Company. The Company expressly acknowledges the benefits it receives from the Investor’s participation in the transactions contemplated by the Transaction Documents, on the one hand, and the Investor’s Affiliates’ activities, if any, on behalf of the Company unrelated to the transactions contemplated by the Transaction Documents, on the other hand, and understands the conflict or potential conflict of interest that may arise in this regard, and has consulted with such independent advisors as it deems appropriate in order to understand and assess the risks associated with these potential conflicts of interest. Consistent with applicable legal and regulatory requirements, applicable Affiliates of the Investor have adopted policies and procedures to establish and maintain the independence of their research departments and personnel from their investment banking groups and the Investor. As a result, research analysts employed by Affiliates of the Investor may hold views, make statements or investment recommendations or publish research reports with respect to the Company or the transactions contemplated by the Transaction Documents that differ from the views of the Investor.

Article VI

ADDITIONAL COVENANTS

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Investment Period (and with respect to the Company, for the period following the termination of this Agreement specified in Section 8.3 pursuant to and in accordance with Section 8.3):

Section 6.1. Securities Compliance. The Company shall notify the Commission and the Trading Market (or, if applicable, other Eligible Market), if and as applicable, in accordance with their respective rules and regulations, of the transactions contemplated by the Transaction Documents, and shall take all necessary action, undertake all proceedings and obtain all registrations, permits, consents and approvals for the legal and valid issuance of the Shares to the Investor in accordance with the terms of the Transaction Documents, as applicable.

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Section 6.2. Reservation of Common Stock. The Company has available and the Company shall reserve and keep available at all times, free of preemptive and other similar rights of stockholders, the requisite aggregate number of authorized but unissued shares of Common Stock to enable the Company to timely effect the issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each Purchase effected under this Agreement, at least prior to the delivery by the Company to the Investor of the applicable Purchase Notice in connection with such Purchase. Without limiting the generality of the foregoing, as of the date of this Agreement the Company has reserved, and as of the Commencement Date shall have continued to reserve, out of its authorized and unissued Common Stock, [●] shares of Common Stock solely for the purpose of issuing Shares pursuant to one or more Purchases that may be effected by the Company, in its sole discretion, from time to time from and after the Commencement Date under this Agreement. The number of shares of Common Stock so reserved for the purpose of effecting issuances of Shares pursuant to Purchases under this Agreement (as applicable) may be increased from time to time by the Company from and after the Commencement Date, and such number of reserved shares may be reduced from and after the Commencement Date only by the number of Shares actually issued, sold and delivered to the Investor pursuant to any Purchase effected from and after the Commencement Date pursuant to this Agreement.

Section 6.3. Registration and Listing. The Company shall use its commercially reasonable efforts to cause the Common Stock to continue to be registered as a class of securities under Section 12(b) of the Exchange Act, and to comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its commercially reasonable efforts to continue the listing and trading of its Common Stock and the listing of the Shares purchased or acquired by the Investor hereunder on the Trading Market (or another Eligible Market) and to comply with the Company’s reporting, filing and other obligations under the rules and regulations of the Trading Market (or other Eligible Market, as applicable). The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the Trading Market (or other Eligible Market, as applicable). If the Company receives any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market (or other Eligible Market, as applicable) shall be terminated on a date certain, the Company shall promptly (and in any case within 24 hours) notify the Investor of such fact in writing and shall use its commercially reasonable efforts to cause the Common Stock to be listed or quoted on another Eligible Market.

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Section 6.4. Compliance with Laws.

(i) During the Investment Period, the Company shall comply, and cause each of its Subsidiaries to comply, with (a) all Laws and Orders applicable to the business and operations of the Company and its Subsidiaries, except as would not reasonably be expected to have a Material Adverse Effect and (b) with applicable provisions of the Securities Act, the Exchange Act, including Regulation M thereunder, applicable state securities or “blue sky” Laws, and applicable listing rules of the Trading Market (or, if the Common Stock is listed for trading on any Eligible Market, applicable listing rules of such Eligible Market), in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement in any material respect or for Investor to conduct resales of Shares under the Registration Statement and the Prospectus contained therein in any material respect. Without limiting the foregoing, neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company, any of its or their respective directors, officers, agents, employees or any other Persons acting on their behalf shall, in connection with the operation of the Company’s and its Subsidiaries’ respective businesses, (1) use any corporate funds for unlawful contributions, payments, gifts or entertainment or to make any unlawful expenditures relating to political activity to government officials, candidates or members of political parties or organizations, (2) pay, accept or receive any unlawful contributions, payments, expenditures or gifts, or (3) violate or operate in noncompliance with any export restrictions, anti-boycott regulations, embargo regulations or other applicable Laws, including, without limitation, the FCPA, OFAC and Money Laundering Laws.

(ii) The Investor shall comply with all Laws and Orders applicable to the performance by it of its obligations under this Agreement and its investment in the Shares, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Investor to enter into and perform its obligations under this Agreement in any material respect. Without limiting the foregoing, the Investor shall comply with all applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, the rules and regulations of FINRA, and all applicable state securities or “blue sky” Laws.

Section 6.5. Keeping of Records and Books of Account; Due Diligence.

(i) The Investor and the Company shall each maintain records showing the remaining Total Commitment, the remaining Aggregate Limit, the Purchase Date and Market Open Purchase Share Amount for each Market Open Purchase, the Purchase Date and Intraday Purchase Share Amount for each Intraday Purchase, the Purchase Date and Pre-Market Purchase Share Amount for each Pre-Market Purchase, and the Purchase Date and Post-Market Purchase Share Amount for each Post-Market Purchase.

(ii) Subject to the requirements of Section 6.12, from time to time from and after the Closing Date, the Company shall make available for inspection and review by the Investor during normal business hours and after reasonable notice, customary documentation reasonably requested by the Investor and/or its appointed counsel or advisors to conduct due diligence; provided, however, that after the Closing Date, the Investor’s continued due diligence shall not be a condition precedent to the Commencement or to the Investor’s obligation to accept each Purchase Notice timely delivered by the Company to the Investor in accordance with this Agreement.

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Section 6.6. No Frustration; No Variable Rate Transactions; No Sales Prior to Effective Date.

(i) No Frustration. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to (i) pay or cause to be paid to the Investor the Commitment Fee, pursuant to, at such time(s) and in such manner as set forth in Section 10.1(ii) of this Agreement, and (ii) deliver the Shares to the Investor in respect of each Purchase effected by the Company pursuant to this Agreement, in each case not later than the applicable Purchase Share Delivery Date with respect to such Purchase in accordance with Section 3.4. For the avoidance of doubt, nothing in this Section 6.6(i) shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).

(ii) No Variable Rate Transactions. The Company shall not effect or enter into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction, other than in connection with an Exempt Issuance. The Investor shall be entitled to seek injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required.

(iii) No Sales Prior to Effective Date. The Company will not, without the prior written consent of the Investor (such consent not to be unreasonably withheld, conditioned or delayed), from the date of this Agreement and continuing to the Effective Date of the Initial Registration Statement (but in no event later than the thirtieth (30th) calendar day following the date of this Agreement), (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any Common Stock Equivalents (or any combination thereof) or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except (A) the issuance by the Company of shares of Common Stock upon the exercise of any stock options or warrants, or upon the conversion, or in payment of dividends or interest on, any shares of preferred stock or convertible notes of the Company, outstanding as of the date hereof and disclosed in the Commission Documents; (B) the issuance by the Company of shares of Common Stock or securities convertible into shares of Common Stock pursuant to the Company’s equity incentive plans in effect on the date hereof and described in the Commission Documents; (C) the filing of a registration statement on Form S-8 with respect to the Company’s equity incentive plans in effect on the date hereof and described in the Commission Documents; (D) the sale or issuance of or entry into an agreement providing for the issuance of shares of Common Stock, or any security convertible into or exercisable for shares of Common Stock, in connection with the acquisition by the Company of the securities, business or assets of another person or entity or pursuant to an employee benefit plan assumed by the Company in connection with such acquisition, or in connection with joint ventures, commercial relationships or other strategic transactions; provided, that the aggregate number of shares of Common Stock that the Company may sell or issue or agree to sell or issue pursuant to this clause (D) shall not exceed 5% of the total number of shares of Common Stock issued and outstanding as of the date of this Agreement; or (E) the issuance and sale of the Series A Convertible Preferred Stock and the Related Warrants, and the issuance of shares of Common Stock upon conversion of the Series A Convertible Preferred Stock or the Mayers Note or upon exercise of the Related Warrants (and in payment of dividends or interest thereon), in each case constituting a Permitted Company Financing (as defined in the definition of “Exempt Issuance”). Certain Acknowledgments Regarding Permitted Company Financings. The Company and the Investor acknowledge and agree that the Permitted Company Financings contain anti-dilution and other price-adjustment provisions that may be triggered by, and result in adjustments as a consequence of, the issuance and sale of Shares to the Investor under this Agreement, and that no such adjustment shall, in and of itself, constitute a breach by the Company of this Agreement.

Certain Acknowledgments Regarding Permitted Company Financings. The Company and the Investor acknowledge and agree that the Permitted Company Financings contain anti-dilution and other price-adjustment provisions that may be triggered by, and result in adjustments as a consequence of, the issuance and sale of Shares to the Investor under this Agreement, and that no such adjustment shall, in and of itself, constitute a breach by the Company of this Agreement.

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Section 6.7. Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company; provided, however, that, except as provided in Section 6.8, nothing in this Agreement shall be deemed to prohibit the Company from engaging in any Fundamental Transaction with another Person. For the avoidance of doubt, nothing in this Section 6.7 shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).

Section 6.8. Fundamental Transaction. If a Purchase Notice has been delivered to the Investor and the transactions contemplated therein have not yet been fully settled in accordance with Section 3.4 of this Agreement, the Company shall not effect any Fundamental Transaction until the expiration of five (5) Trading Days following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to the Purchase to which such Purchase Notice relates.

Section 6.9. Selling Restrictions.

(i) Except as expressly set forth below, the Investor covenants that from and after the Closing Date through and including the Trading Day next following the expiration or termination of this Agreement as provided in Article VIII (the “Restricted Period”), none of the Investor, any of its officers, or any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, for the principal account of the Investor or any such entity managed or controlled by the Investor, (i) engage in any Short Sales of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Shares; or (2) selling a number of shares of Common Stock equal to the number of Shares that the Investor is unconditionally obligated to purchase under any pending Purchase Notice for any Purchase, but has not yet received from the Company or its transfer agent pursuant to this Agreement, so long as (X) the Investor (or its Broker-Dealer, as applicable) delivers the Shares purchased pursuant to such pending Purchase Notice to the purchaser thereof promptly upon the Investor’s receipt of such Shares from the Company in accordance with Section 3.4 of this Agreement and (Y) neither the Company nor its transfer agent shall have failed for any reason to deliver such Shares to the Investor or its Broker-Dealer so that such Shares are timely received by the Investor as DWAC Shares on the applicable Purchase Share Delivery Date for such pending Purchase in accordance with Section 3.4 of this Agreement.

(ii) In addition to the foregoing, in connection with any sale of Shares (including any sale permitted by paragraph (i) above), the Investor shall comply in all respects with all applicable Laws and Orders, including, without limitation, the requirements of the Securities Act and the Exchange Act.

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Section 6.10. Effective Registration Statement. During the Investment Period, the Company shall use its commercially reasonable efforts to maintain the continuous effectiveness of the Initial Registration Statement and each New Registration Statement filed with the Commission under the Securities Act for the applicable Registration Period pursuant to and in accordance with the Registration Rights Agreement.

Section 6.11. Blue Sky. The Company shall take such action, if any, as is necessary by the Company in order to obtain an exemption for or to qualify the Shares for sale by the Company to the Investor pursuant to the Transaction Documents, and at the request of the Investor, the subsequent resale of Registrable Securities by the Investor, in each case, under applicable state securities or “blue sky” Laws and shall provide evidence of any such action so taken to the Investor from time to time following the Closing Date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.11, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

Section 6.12. Non-Public Information. Neither the Company or any of its Subsidiaries, nor any of their respective directors, officers, employees or agents shall disclose any material non-public information about the Company to the Investor, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company or any of its Subsidiaries, or any of their respective directors, officers, employees and agents (as determined in the reasonable good faith judgment of the Investor), (i) the Investor shall promptly provide written notice of such breach to the Company and (ii) after such notice has been provided to the Company and, provided that the Company shall have failed to publicly disclose such material, non-public information within 24 hours following demand therefor by the Investor or the Company shall have failed to demonstrate to the Investor in writing within 24 hours that such information does not constitute material, non-public information, in addition to any other remedy provided herein or in the other Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company, any of its Subsidiaries, or any of their respective directors, officers, employees or agents. The Investor shall not have any liability to the Company, any of its Subsidiaries, or any of their respective directors, officers, employees, stockholders or agents, for any such disclosure.

Section 6.13. Broker-Dealer. The Investor shall use RCP, a registered broker-dealer, FINRA member, and an Affiliate of the Investor (or another registered broker-dealer/FINRA member) to effectuate all sales, if any, of the Shares that it may purchase or otherwise acquire from the Company pursuant to the Transaction Documents, as applicable (collectively, the “Broker-Dealer”). The Investor shall, from time to time, provide the Company and the Company’s transfer agent with all information regarding the Broker-Dealer reasonably requested by the Company. The Investor shall be solely responsible for all fees and commissions of the Broker-Dealer (if any), which shall not exceed customary brokerage fees and commissions and shall be responsible for designating only a DTC participant eligible to receive DWAC Shares.

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Section 6.14. FINRA Filing. The Company shall assist the Investor and RCP with RCP’s preparation and filing with FINRA’s Corporate Financing Department via the Public Offering System of all documents and information required to be filed with FINRA pursuant to FINRA Rule 5110 with regard to the transactions contemplated by this Agreement (the “FINRA Filing”). In connection therewith, on or prior to the date the FINRA Filing is first made by RCP with FINRA, the Company shall pay to FINRA by wire transfer of immediately available funds the applicable filing fee with respect to the FINRA Filing, and the Company shall be solely responsible for payment of such fee. The parties hereby agree to provide each other and RCP all requisite information and otherwise to assist each other and RCP in a timely fashion in order for RCP to complete the preparation and submission of the FINRA Filing in accordance with this Section 6.14 and to assist RCP in promptly responding to any inquiries or requests from FINRA or its staff. Each party hereto shall (a) promptly notify the other party and RCP of any communication to that party or its Affiliates from FINRA, including, without limitation, any request from FINRA or its staff for amendments or supplements to or additional information in respect of the FINRA Filing and permit the other party and RCP to review in advance any proposed written communication to FINRA and (b) furnish the other party and RCP with copies of all written correspondence, filings and communications between them and their affiliates and their respective representatives and advisors, on the one hand, and FINRA or members of its staff, on the other hand, with respect to this Agreement, the Registration Rights Agreement or the transactions contemplated by the Transaction Documents. Each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party and RCP in doing, all things necessary, proper or advisable in order for RCP to obtain as promptly as practicable written confirmation from FINRA to the effect that FINRA’s Corporate Financing Department has determined not to raise any objection with respect to the fairness and reasonableness of the terms of the transactions contemplated by the Transaction Documents. Notwithstanding anything to the contrary contained in this Agreement, the Commencement Date shall not occur, unless and until RCP shall have received written confirmation from FINRA to the effect that FINRA’s Corporate Financing Department has determined not to raise any objection with respect to the fairness and reasonableness of the terms of the transactions contemplated by this Agreement.

Section 6.15. QIU. If the Investor or any of its Affiliates, including RCP, reasonably determines that a Qualified Independent Underwriter is required to participate in the transactions contemplated by the Transaction Documents in order for such transactions to be in full compliance with the rules and regulations of FINRA, including, without limitation, FINRA Rule 5121, each of the parties hereto shall have executed such documentation as may reasonably be required to engage a Qualified Independent Underwriter to participate in the transactions contemplated by the Transaction Documents in accordance with the rules and regulations of FINRA, including, without limitation, FINRA Rule 5121 (including an engagement agreement setting forth the terms of such engagement of such Qualified Independent Underwriter, including the amount of compensation to be paid to such Qualified Independent Underwriter).

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Section 6.16. Disclosure Schedule.

(i) The Company may, from time to time, update the Disclosure Schedule as may be required to satisfy the conditions set forth in Section 7.2(i) and Section 7.3(i) (to the extent such condition set forth in Section 7.3(i) relates to the condition in Section 7.2(i) as of a specific Purchase Condition Satisfaction Time). For purposes of this Section 6.16, any disclosure made in a schedule to the Compliance Certificate shall be deemed to be an update of the Disclosure Schedule. Notwithstanding anything in this Agreement to the contrary, no update to the Disclosure Schedule pursuant to this Section 6.16 shall cure any breach of a representation or warranty of the Company contained in this Agreement and made prior to the update and shall not affect any of the Investor’s rights or remedies with respect thereto.

(ii) Notwithstanding anything to the contrary contained in the Disclosure Schedule or in this Agreement, the information and disclosure contained in any Schedule of the Disclosure Schedule shall be deemed to be disclosed and incorporated by reference in any other Schedule of the Disclosure Schedule as though fully set forth in such Schedule for which applicability of such information and disclosure is readily apparent on its face. The fact that any item of information is disclosed in the Disclosure Schedule shall not be construed to mean that such information is required to be disclosed by this Agreement. Except as expressly set forth in this Agreement, such information and the thresholds (whether based on quantity, qualitative characterization, dollar amounts or otherwise) set forth herein shall not be used as a basis for interpreting the terms “material” or “Material Adverse Effect” or other similar terms in this Agreement.

Section 6.17. Delivery of Compliance Certificates, Bring-Down Negative Assurance Letters and Bring-Down Comfort Letters Upon Occurrence of Certain Events. Within three (3) Trading Days immediately following: (i) each date on which the Company files with the Commission (A) an annual report on Form 10-K under the Exchange Act, (B) a Form 10-K/A containing amended (or restated) financial information or a material amendment to a previously filed annual report on Form 10-K, (C) a quarterly report on Form 10-Q under the Exchange Act, or (D) a current report on Form 8-K containing amended (or restated) financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act; and (ii) the effective date of (A) each post-effective amendment to the Initial Registration Statement, (B) each New Registration Statement and (C) each post-effective amendment to each New Registration Statement, and in any case, not more than once per calendar quarter (each, a “Representation Date”), the Company shall (I) deliver to the Investor a Compliance Certificate, dated the date of delivery to the Investor, (II) cause to be furnished to the Investor an opinion and negative assurance letter “bring-down” from outside counsel to the Company, dated the date of delivery to the Investor, substantially in the form mutually agreed to by the Company and the Investor prior to the date of this Agreement, modified, as necessary, to relate to a New Registration Statement or a post-effective amendment to the Initial Registration Statement or a New Registration Statement, and the Prospectus contained in a Registration Statement or post-effective amendment as then amended or supplemented by any Prospectus Supplement thereto as of the date of such letter, as applicable (each, a “Bring-Down Negative Assurance Letter”) and (III) other than with respect to a Representation Date pursuant to clause (i)(C) above, cause to be furnished to the Investor a customary “comfort letter” provided by the Accountant, or a successor independent registered public accounting firm for the Company (as applicable), dated the date of delivery to the Investor, substantially in the form, scope and substance as the information contained in the Initial Comfort Letter (to the extent such information is then applicable), stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters covered by the Initial Comfort Letter (to the extent such financial information or other matters are then applicable), modified, as necessary, to address such new, amended or restated financial information contained in any of the Commission Documents referred to in clause (i) above or to relate to a New Registration Statement or a post-effective amendment to the Initial Registration Statement or a New Registration Statement, or the Prospectus contained in a Registration Statement or post-effective amendment as then amended or supplemented by any Prospectus Supplement thereto as of the date of such letter, as applicable (each, a “Bring-Down Comfort Letter”). The requirement to provide the documents identified in the previous sentence shall be tolled with respect to any Representation Date, if (A) the Company has given written notice to the Investor (with a copy to its counsel) in accordance with Section 10.4, not later than one (1) Trading Day prior to the applicable Representation Date, of the Company’s decision to suspend delivery of Purchase Notices for future Purchases (each, a “Future Purchase Suspension”) (it being hereby acknowledged and agreed that no Future Purchase Suspension shall limit, alter, modify, change or otherwise affect any of the Company’s or the Investor’s rights or obligations under the Transaction Documents with respect to any pending Purchase that has not been fully settled in accordance with the terms and conditions of this Agreement, and that the parties shall fully perform their respective obligations with respect to any such pending Purchase under the Transaction Documents), and (B) such Representation Date does not occur during the period beginning on the Trading Day immediately preceding the Purchase Date for a Purchase and ending on the third (3rd) Trading Day following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to such Purchase, which tolling shall continue until the earlier to occur of (1) the Trading Day immediately preceding the Purchase Date for such Purchase, which for such calendar quarter shall be considered a Representation Date, and (2) the next occurring Representation Date. Notwithstanding the foregoing, if the Company subsequently decides to deliver a Purchase Notice following a Representation Date when a Future Purchase Suspension was in effect and did not provide the Investor with the documents identified in clauses (I), (II) and (III) of the first sentence of this Section 6.17, then prior to the Company’s delivery to the Investor of such Purchase Notice on a Purchase Date, the Company shall provide the Investor with the documents identified in clauses (I), (II) and (III) of the first sentence of this Section 6.17, dated as of the applicable Purchase Date.

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Article VII

CONDITIONS TO CLOSING, COMMENCEMENT AND PURCHASES

Section 7.1. Conditions Precedent to Closing. The Closing is subject to the satisfaction of each of the conditions set forth in this Section 7.1 on the Closing Date.

(i) Accuracy of the Investor’s Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (a) that are not qualified by “materiality” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(ii) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(iii) Payment of Initial Investor Legal Fee Expense Reimbursement. On the Closing Date, the Company shall pay by wire transfer of immediately available funds to an account designated by the Investor (or the Investor’s counsel, as applicable) on or prior to the date hereof, the Initial Investor Legal Fee Expense Reimbursement in accordance with Section 10.1(i), all of which Initial Investor Legal Fee Expense Reimbursement shall be fully earned by the Investor and shall be non-refundable as of the Closing Date, regardless of whether the Commencement occurs or whether any Purchases are made or settled hereunder or any subsequent termination of this Agreement.

(iv) Closing Deliverables. At the Closing, counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto shall be delivered as provided in Section 2.2. Simultaneously with the execution and delivery of this Agreement and the Registration Rights Agreement, the Investor’s counsel shall have received (a) the opinions of outside counsel to the Company, dated the Closing Date, in the forms mutually agreed to by the Company and the Investor prior to the date of this Agreement, (b) the closing certificate from the Company, dated the Closing Date, in the form of Exhibit B hereto, and (c) as applicable, counterpart signature pages of any engagement agreement between the Company and the Qualified Independent Underwriter engaged by the Company pursuant to Section 6.15 executed by each of the parties thereto.

Section 7.2. Conditions Precedent to Commencement. The right of the Company to commence delivering Purchase Notices under this Agreement, and the obligation of the Investor to accept Purchase Notices timely delivered to the Investor by the Company under this Agreement, are subject to the initial satisfaction, at Commencement, of each of the conditions set forth in this Section 7.2.

(i) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and correct as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

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(ii) Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Commencement. The Company shall deliver to the Investor on the Commencement Date the compliance certificate substantially in the form attached hereto as Exhibit C (the “Compliance Certificate”).

(iii) Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein required to be filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement shall have been declared effective under the Securities Act by the Commission, and the Investor shall be permitted to utilize the Prospectus therein to resell all of the Shares included in such Prospectus.

(iv) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other Governmental Entity for any additional information relating to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other Governmental Entity of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of the Prospectus contained therein or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; (c) the objection of FINRA to the terms of the transactions contemplated by the Transaction Documents or (d) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or a supplement to the Prospectus contained therein or any Prospectus Supplement thereto to comply with the Securities Act, any applicable state securities or “blue sky” Laws or any other Law. The Company shall have no Knowledge of any event that could reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or the prohibition or suspension of the use of the Prospectus contained therein or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

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(v) Other Commission Filings. The Current Report and the Form D shall have been filed with the Commission as required pursuant to Section 2.3. The final Prospectus included in the Initial Registration Statement shall have been filed with the Commission prior to Commencement in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, prior to Commencement shall have been filed with the Commission.

(vi) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Trading Market or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Commencement Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(vii) Compliance with Laws. The Company shall have complied with all applicable Laws in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required by any applicable state securities or “blue sky” Laws for the offer and sale of the Shares by the Company to the Investor and the subsequent resale of the Registrable Securities by the Investor (or shall have the availability of exemptions therefrom).

(viii) No Injunction. No Law or Order shall have been enacted, entered, promulgated, threatened or endorsed by any court or Governmental Entity of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(ix) No Proceedings or Litigation. No Proceeding before any arbitrator or any court or Governmental Entity shall have been commenced, and no inquiry or investigation by any Governmental Entity shall have been commenced, against the Company or any Subsidiary, or any of the officers, directors or Affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

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(x) Listing of Shares. All of the Shares that have been and may be issued pursuant to this Agreement shall have been approved for listing or quotation on the Trading Market (or on an Eligible Market) as of the Commencement Date, subject only to notice of issuance.

(xi) No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

(xii) No Bankruptcy Proceedings. No Person shall have commenced a Proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law. The Company shall not have, pursuant to or within the meaning of any Bankruptcy Law, (a) commenced a voluntary case, (b) consented to the entry of an Order for relief against it in an involuntary case, (c) consented to the appointment of a Custodian of the Company or for all or substantially all of its property, or (d) made a general assignment for the benefit of its creditors. A court of competent jurisdiction shall not have entered an Order or decree under any Bankruptcy Law that (I) is for relief against the Company in an involuntary case, (II) appoints a Custodian of the Company or for all or substantially all of its property, or (III) orders the liquidation of the Company.

(xiii) Delivery of Commencement Irrevocable Transfer Agent Instructions and Notice of Effectiveness. The Commencement Irrevocable Transfer Agent Instructions shall have been executed by the Company and delivered to and acknowledged in writing by the Company’s transfer agent, and the Notice of Effectiveness relating to the Initial Registration Statement shall have been executed by the Company’s outside counsel and delivered to the Company’s transfer agent, in each case directing such transfer agent to issue to the Investor or its designated Broker-Dealer all of the Shares included in the Initial Registration Statement as DWAC Shares in accordance with this Agreement and the Registration Rights Agreement.

(xiv) Reservation of Shares. As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, [●] shares of Common Stock solely for the purpose of issuing Shares pursuant to Purchases that may be effected by the Company, in its sole discretion, from and after the Commencement Date under this Agreement.

(xv) Opinions and Negative Assurances of Company Counsel. On the Commencement Date, the Investor shall have received the opinions and negative assurances from outside counsel to the Company, dated the Commencement Date, in the forms mutually agreed to by the Company and the Investor prior to the date of this Agreement.

(xvi) Initial Comfort Letter of Company Auditor. On the Commencement Date, the Investor shall have received from the Accountant, or a successor independent registered public accounting firm for the Company (as applicable), a letter dated the Commencement Date and addressed to the Investor, in substantially the form, scope and substance mutually agreed to by the Company and the Investor at least one (1) Trading Day prior to the date on which the Initial Registration Statement is first filed with the Commission, (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the Public Company Accounting Oversight Board, and (ii) stating the conclusions and findings of such firm with respect to the audited and unaudited financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus (as supplemented by any Prospectus Supplement filed with the Commission on or prior to the Commencement Date), and certain other matters customarily covered by auditor “comfort letters,” except that the specific date referred to therein for the carrying out of procedures shall be no more than three (3) Trading Days prior to the Commencement Date (the “Initial Comfort Letter”).

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(xvii) FINRA No Objections. Prior to the Commencement Date, FINRA’s Corporate Financing Department shall have confirmed in writing that it has determined not to raise any objection with respect to the fairness and reasonableness of the terms and arrangements of the transactions contemplated by the Transaction Documents.

Section 7.3. Conditions Precedent to Purchases after Commencement Date. The right of the Company to deliver Purchase Notices under this Agreement after the Commencement Date, and the obligation of the Investor to accept Purchase Notices timely delivered to the Investor by the Company under this Agreement after the Commencement Date, are subject to the satisfaction of each of the conditions set forth in this Section 7.3, (i) with respect to a Market Open Purchase Notice for a Market Open Purchase that is timely delivered by the Company to the Investor in accordance with this Agreement, as of the Market Open Purchase Commencement Time of the applicable Market Open Purchase Period for such Market Open Purchase to be effected pursuant to such Market Open Purchase Notice, (ii) with respect to an Intraday Purchase Notice for an Intraday Purchase that is timely delivered by the Company to the Investor in accordance with this Agreement, as of the Intraday Purchase Commencement Time of the applicable Intraday Purchase Period for such Intraday Purchase to be effected pursuant to such Intraday Purchase Notice, (iii) with respect to a Pre-Market Purchase Notice for a Pre-Market Purchase that is timely delivered by the Company to the Investor in accordance with this Agreement, as of the Pre-Market Purchase Commencement Time of the applicable Pre-Market Purchase Period for such Pre-Market Purchase to be effected pursuant to such Pre-Market Purchase Notice, and (iv) with respect to a Post-Market Purchase Notice for a Post-Market Purchase that is timely delivered by the Company to the Investor in accordance with this Agreement, as of the Post-Market Purchase Commencement Time of the applicable Post-Market Purchase Period for such Post-Market Purchase to be effected pursuant to such Post-Market Purchase Notice (each such Market Open Purchase Commencement Time, Intraday Purchase Commencement Time, Pre-Market Purchase Commencement Time and Post-Market Purchase Commencement Time, at which time all such conditions must be satisfied, a “Purchase Condition Satisfaction Time”).

(i) Satisfaction of Certain Prior Conditions. Each of the conditions set forth in subsections (i), (ii), and (vii) through (xii) set forth in Section 7.2 shall be satisfied at the applicable Purchase Condition Satisfaction Time after the Commencement Date (with the terms “Commencement” and “Commencement Date” in the conditions set forth in subsections (i) and (ii) of Section 7.2 replaced with “applicable Purchase Condition Satisfaction Time”); provided, however, that the Company shall not be required to deliver the Compliance Certificate after the Commencement Date, except as provided in Section 6.17 and Section 7.3(x).

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(ii) Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement, and any post-effective amendment thereto required to be filed by the Company with the Commission after the Commencement Date and prior to the applicable Purchase Date pursuant to the Registration Rights Agreement, in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all Purchase Notices delivered by the Company to the Investor prior to such applicable Purchase Date and (c) all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable Purchase Notice delivered by the Company to the Investor with respect to a Purchase to be effected hereunder on such applicable Purchase Date.

(iii) Any Required New Registration Statement Effective. Any New Registration Statement covering the resale by the Investor of the Registrable Securities included therein, and any post-effective amendment thereto, required to be filed by the Company with the Commission pursuant to the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such Purchase, in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell all of the Shares included in such New Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all Purchase Notices delivered by the Company to the Investor prior to such applicable Purchase Date and (c) all of the Shares included in such new Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable Purchase Notice delivered by the Company to the Investor with respect to a Purchase to be effected hereunder on such applicable Purchase Date.

(iv) Delivery of Subsequent Irrevocable Transfer Agent Instructions and Notice of Effectiveness. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall have delivered or caused to be delivered to the Company’s transfer agent (a) irrevocable instructions in the form substantially similar to the Commencement Irrevocable Transfer Agent Instructions executed by the Company and acknowledged in writing by its transfer agent and (b) the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein, to issue the Registrable Securities included therein as DWAC Shares in accordance with the terms of this Agreement and the Registration Rights Agreement.

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(v) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other Governmental Entity for any additional information relating to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other Governmental Entity of any stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or prohibiting or suspending the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any Proceeding for such purpose; (c) the objection of FINRA to the terms of the transactions contemplated by the Transaction Documents or (d) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto to comply with the Securities Act, any applicable state securities or “blue sky” Laws or any other Law (other than the transactions contemplated by the applicable Purchase Notice delivered by the Company to the Investor with respect to a Purchase to be effected hereunder on such applicable Purchase Date and the settlement thereof). The Company shall have no Knowledge of any event that could reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the prohibition or suspension of the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

(vi) Other Commission Filings. The final Prospectus included in any post-effective amendment to the Initial Registration Statement, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such Purchase, shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. The final Prospectus included in any New Registration Statement and in any post-effective amendment thereto, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such Purchase, shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, after the Commencement Date and prior to the applicable Purchase Date for such Purchase, shall have been filed with the Commission and, if any Registrable Securities are covered by a Registration Statement on Form S-3, such filings shall have been made within the applicable time period prescribed for such filing under the Exchange Act.

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(vii) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Trading Market (or Eligible Market, as applicable) or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the applicable Purchase Date for such Purchase), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market (or Eligible Market, as applicable) shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(viii) Certain Limitations. The issuance and sale of the Shares issuable pursuant to the applicable Purchase Notice shall not (a) exceed, in the case of a Market Open Purchase Notice, the Market Open Purchase Maximum Amount applicable to such Market Open Purchase Notice, in the case of an Intraday Purchase Notice, the Intraday Purchase Maximum Amount applicable to such Intraday Purchase Notice, in the case of a Pre-Market Purchase Notice, the Pre-Market Purchase Maximum Amount applicable to such Pre-Market Purchase Notice, and in the case of a Post-Market Purchase Notice, the Post-Market Purchase Maximum Amount applicable to such Post-Market Purchase Notice, (b) cause the aggregate number of shares of Common Stock issued pursuant to this Agreement to exceed the Aggregate Limit, (c) cause the Investor to beneficially own (under Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder) shares of Common Stock in excess of the Beneficial Ownership Limitation, or (d) if and to the extent the Exchange Cap is then applicable under Section 3.5, cause the aggregate number of shares of Common Stock issued pursuant to this Agreement to exceed the Exchange Cap, unless in the case of this clause (d), the Company’s stockholders have theretofore approved the issuance of such shares of Common Stock in excess of the Exchange Cap in accordance with the applicable rules of the Trading Market.

(ix) Shares Authorized and Delivered. All of the Shares issuable pursuant to the applicable Purchase Notice shall have been duly authorized by all necessary corporate action of the Company. All Shares relating to all prior Purchase Notices required to have been received by the Investor as DWAC Shares under this Agreement prior to the applicable Purchase Condition Satisfaction Time for the applicable Purchase shall have been delivered to the Investor as DWAC Shares in accordance with this Agreement.

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(x) Bring-Down Negative Assurance Letters; Bring-Down Comfort Letters and Compliance Certificates. The Investor shall have received (a) all Bring-Down Negative Assurance Letters from outside counsel to the Company, which the Company was obligated to instruct its outside counsel to deliver to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable Purchase, (b) all Bring-Down Comfort Letters from the Accountant, or a successor independent registered public accounting firm for the Company (as applicable), which the Company was obligated to instruct such firm to deliver to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable Purchase, and (c) all Compliance Certificates from the Company that the Company was obligated to deliver to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable Purchase, in each case in accordance with Section 6.17.

(xi) QIU Fee Reimbursement and Additional Investor Legal Fee Expense Reimbursement. The Company shall have paid, by wire transfer of immediately available funds to an account designated by the Investor, or the Investor shall have withheld from amounts otherwise payable to the Company pursuant to and in accordance with Section 10.1(i), as applicable, (a) all or any portion of the QIU Fee Reimbursement that the Company was obligated to pay to the Investor, either through the Investor’s withholding of amounts otherwise payable to the Company or by cash payment directly to the Investor, as applicable, pursuant to, at such time(s) and in such manner as set forth in Section 10.1(i), prior to the applicable Purchase Condition Satisfaction Time for the applicable Purchase, which QIU Fee Reimbursement shall be fully earned by the Investor and non-refundable as of the date of such withholding by the Investor and/or such payment by the Company to the Investor (as the case may be), regardless of whether any subsequent Purchases are made or settled hereunder or any subsequent termination of this Agreement, and (b) all or any portion of the Additional Investor Legal Fee Expense Reimbursement that the Company was obligated to pay to the Investor, either through the Investor’s withholding of amounts otherwise payable to the Company or by cash payment directly to the Investor, as applicable, pursuant to, at such time(s) and in such manner as set forth in Section 10.1(i), prior to the applicable Purchase Condition Satisfaction Time for the applicable Purchase, which Additional Investor Legal Fee Expense Reimbursement shall be fully earned by the Investor and non-refundable as of the date of such withholding by the Investor and/or such payment by the Company to the Investor (as the case may be), regardless of whether any subsequent Purchases are made or settled hereunder or any subsequent termination of this Agreement.

(xii) Payment of Commitment Fee and Subsequent Investor Legal Fee Expense Reimbursement. The Company shall have (a) paid, by wire transfer of immediately available funds to an account designated by the Investor, or the Investor shall have withheld from amounts otherwise payable to the Company pursuant to and in accordance with Section 10.1(i), as applicable, all of the Commitment Fee (or earned portion thereof) that the Company was obligated to pay to the Investor, either through the Investor’s withholding of amounts otherwise payable to the Company or by cash payment directly to the Investor, as applicable, pursuant to, at such time(s) and in such manner as set forth in Section 10.1(ii), prior to the applicable Purchase Condition Satisfaction Time for the applicable Purchase, which Commitment Fee (or earned portion thereof) shall be fully earned by the Investor and non-refundable as of the date of such withholding by the Investor or such cash payment directly to the Investor (as the case may be), regardless of whether any subsequent Purchases are made or settled hereunder or any subsequent termination of this Agreement, and (b) paid, by wire transfer of immediately available funds to an account designated by the Investor (or the Investor’s counsel), all Subsequent Investor Legal Fee Expense Reimbursement payments that the Company was obligated to pay to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable Purchase in accordance with Section 10.1(i), each of which Subsequent Investor Legal Fee Expense Reimbursement payments shall be fully earned and non-refundable as of the date such payments are made by the Company to the Investor (or the Investor’s counsel), regardless of whether any additional Purchases are made or settled hereunder or any subsequent termination of this Agreement.

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Article VIII

TERMINATION

Section 8.1. Automatic Termination. Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest to occur of (i) the first day of the month next following the 36-month anniversary of the Commencement Date, (ii) the date on which the Investor shall have purchased from the Company, pursuant to all Purchases that have occurred and fully settled pursuant to this Agreement, an aggregate number of Shares for a total aggregate gross purchase price to the Company equal to the Total Commitment, (iii) the date on which the Common Stock shall have failed to be listed or quoted on the Trading Market or any Eligible Market for a period of one (1) Trading Day, (iv) the thirtieth (30th) Trading Day next following the date on which, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a Proceeding against the Company, in each case that is not discharged or dismissed prior to such thirtieth (30th) Trading Day, and (v) the date on which, pursuant to or within the meaning of any Bankruptcy Law, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

Section 8.2. Other Termination. Subject to Section 8.3, the Company may terminate this Agreement after the Commencement Date effective upon ten (10) Trading Days’ prior written notice to the Investor in accordance with Section 10.4; provided, however, that (i) the Company shall have (A) paid or caused to be paid all of the Commitment Fee (or earned portion thereof) required to be paid to the Investor, either through the Investor’s withholding of amounts otherwise payable to the Company or by cash payment directly to the Investor, as applicable, pursuant to, at such time(s) and in such manner as set forth in Section 10.1(ii), and (B) paid or caused to be paid all of the QIU Fee Reimbursement, all of the Additional Investor Legal Fee Expense Reimbursement and all of the Subsequent Investor Legal Fee Expense Reimbursement payments required to be paid to the Investor either through the Investor’s withholding of amounts otherwise payable to the Company or by cash payment directly to the Investor, as applicable, pursuant to, at such time(s) and in such manner as set forth in Section 10.1(i), in each case in this clause (i) prior to such termination, and (ii) prior to issuing any press release, or making any public statement or announcement, with respect to such termination, the Company shall consult with the Investor and its counsel on the form and substance of such press release or other disclosure. Subject to Section 8.3, this Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent. Subject to Section 8.3, the Investor shall have the right to terminate this Agreement effective upon ten (10) Trading Days’ prior written notice to the Company in accordance with Section 10.4, if: (a) any condition, occurrence, state of facts or event constituting a Material Adverse Effect has occurred and is continuing; (b) a Fundamental Transaction shall have occurred; (c) the Initial Registration Statement and any New Registration Statement is not filed by the applicable Filing Deadline therefor or declared effective by the Commission by the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement) therefor, or the Company is otherwise in breach or default in any material respect under any of the other provisions of the Registration Rights Agreement, and, if such failure, breach or default is capable of being cured, such failure, breach or default is not cured within ten (10) Trading Days after notice of such failure, breach or default is delivered to the Company pursuant to Section 10.4; (d) while a Registration Statement, or any post-effective amendment thereto, is required to be maintained effective pursuant to the terms of the Registration Rights Agreement and the Investor holds any Registrable Securities, the effectiveness of such Registration Statement, or any post-effective amendment thereto, lapses for any reason (including, without limitation, the issuance of a stop order by the Commission) or such Registration Statement or any post-effective amendment thereto, the Prospectus contained therein or any Prospectus Supplement thereto otherwise becomes unavailable to the Investor for the resale of all of the Registrable Securities included therein in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of twenty (20) consecutive Trading Days or for more than an aggregate of sixty (60) Trading Days in any 365-day period, other than due to acts of the Investor; (e) trading in the Common Stock on the Trading Market (or if the Common Stock is then listed on any Eligible Market, trading in the Common Stock on any such Eligible Market) shall have been suspended and such suspension continues for a period of five (5) consecutive Trading Days; or (f) the Company is in material breach or default of this Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within ten (10) Trading Days after notice of such breach or default is delivered to the Company pursuant to Section 10.4. Unless notification thereof is required elsewhere in this Agreement (in which case such notification shall be provided in accordance with such other provision), the Company shall promptly (but in no event later than twenty-four (24) hours) notify the Investor (and, if required under applicable Law, including, without limitation, Regulation FD promulgated by the Commission, or under the applicable rules and regulations of the Trading Market (or Eligible Market, as applicable), the Company shall publicly disclose such information in accordance with Regulation FD and the applicable rules and regulations of the Trading Market (or Eligible Market, as applicable)) upon becoming aware of any of the events set forth in the immediately preceding sentence.

Section 8.3. Effect of Termination. In the event of termination by the Company or the Investor (other than by mutual termination) pursuant to Section 8.2, written notice thereof shall forthwith be given to the other party as provided in Section 10.4 and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 8.1 or Section 8.2, this Agreement shall become void and of no further force and effect, except that (i) the provisions of Article V (Representations, Warranties and Covenants of the Company), Article IX (Indemnification), Article X (Miscellaneous) and this Article VIII (Termination) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Shares, the covenants and agreements of the Company contained in Article VI (Additional Covenants) shall remain in full force and notwithstanding such termination for a period of six (6) months following such termination. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement by any party shall (i) become effective prior to the fifth (5th) Trading Day immediately following the settlement date related to any pending Purchase that has not been fully settled in accordance with the terms and conditions of this Agreement (it being hereby acknowledged and agreed that no termination of this Agreement shall limit, alter, modify, change or otherwise affect any of the Company’s or the Investor’s rights or obligations under the Transaction Documents with respect to any pending Purchase, and that the parties shall fully perform their respective obligations with respect to any such pending Purchase under the Transaction Documents), (ii) limit, alter, modify, change or otherwise affect the Company’s or the Investor’s rights or obligations under the Registration Rights Agreement, all of which shall survive any such termination, (iii) affect any Commitment Fee (or earned portion thereof) paid or payable to the Investor pursuant to Section 10.1(ii), which Commitment Fee (or earned portion thereof) shall be fully earned by the Investor and non-refundable when withheld by, or paid by the Company directly to, the Investor in accordance with Section 10.1(ii), regardless of whether any subsequent Purchases are made or settled hereunder or any subsequent termination of this Agreement, (iv) affect the Initial Investor Legal Fee Expense Reimbursement paid to the Investor (or the Investor’s counsel, as applicable), all of which Initial Investor Legal Fee Expense Reimbursement shall be fully earned by the Investor and shall be non-refundable as of the Closing Date pursuant to Section 10.1(i), regardless of whether the Commencement shall have occurred, whether any Purchases are made or settled hereunder or any subsequent termination of this Agreement, and (v) affect the QIU Fee Reimbursement, the Additional Investor Legal Fee Expense Reimbursement or the Subsequent Investor Legal Fee Expense Reimbursement payments paid or payable to the Investor (or the Investor’s counsel, as applicable) pursuant to Section 10.1(i), which QIU Fee Reimbursement, Additional Investor Legal Fee Expense Reimbursement and Subsequent Investor Legal Fee Expense Reimbursement payments, in each case, shall be fully earned by the Investor and non-refundable when withheld by, or paid by the Company directly to, the Investor in accordance with Section 10.1(i), regardless of whether any subsequent Purchases are made or settled hereunder or any subsequent termination of this Agreement. Nothing in this Section 8.3 shall be deemed to release the Company or the Investor from any liability for any breach or default under this Agreement or any of the other Transaction Documents to which it is a party, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under the Transaction Documents to which it is a party.

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Article IX

INDEMNIFICATION

Section 9.1. Indemnification of Investor. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Shares hereunder and in addition to all of the Company’s other obligations under the Transaction Documents to which it is a party, subject to the provisions of this Section 9.1, the Company shall indemnify and hold harmless the Investor, its Broker-Dealer, each of their respective directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title), each Person, if any, who controls the Investor or its Broker-Dealer (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), and the respective directors, officers, stockholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Investor Party”), from and against all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including all judgments, amounts paid in settlement, court costs, reasonable and documented attorneys’ fees and costs of defense and investigation) (collectively, “Damages”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, the Registration Rights Agreement or in the other Transaction Documents to which it is a party or (b) any Proceeding (including for these purposes a derivative action brought on behalf of the Company) instituted against such Investor Party arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents, other than claims for indemnification within the scope of Section 6 of the Registration Rights Agreement; provided, however, that (x) the foregoing indemnity shall not apply to any Damages to the extent, but only to the extent, that such Damages resulted directly and primarily from a breach of any of the Investor’s representations, warranties, covenants or agreements contained in this Agreement or the Registration Rights Agreement, and (y) the Company shall not be liable under subsection (b) of this Section 9.1 to the extent, but only to the extent, that a court of competent jurisdiction shall have determined by a final judgment (from which no further appeals are available) that such Damages resulted directly and primarily from any acts or failures to act, undertaken or omitted to be taken by such Investor Party through its fraud, bad faith, gross negligence, or willful or reckless misconduct.

The Company shall reimburse any Investor Party promptly upon demand (with accompanying presentation of sufficiently detailed documentary evidence) for all reasonable and documented legal and other costs and expenses reasonably incurred by such Investor Party in connection with (i) any Proceeding, whether at law or in equity, to enforce compliance by the Company with any provision of the Transaction Documents or (ii) any other Proceeding, whether at law or in equity, with respect to which it is entitled to indemnification under this Section 9.1; provided that the Investor shall promptly reimburse the Company for all such legal and other costs and expenses to the extent a court of competent jurisdiction determines that any Investor Party was not entitled to such reimbursement.

An Investor Party’s right to indemnification or other remedies based upon the representations, warranties, covenants and agreements of the Company set forth in the Transaction Documents shall not in any way be affected by any investigation or knowledge of such Investor Party. Such representations, warranties, covenants and agreements shall not be affected or deemed waived by reason of the fact that an Investor Party knew or should have known that any representation or warranty might be inaccurate or that the Company failed to comply with any agreement or covenant. Any investigation by such Investor Party shall be for its own protection only and shall not affect or impair any right or remedy hereunder.

To the extent that the foregoing undertakings by the Company set forth in this Section 9.1 may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Damages which is permissible under applicable law.

Section 9.2. Indemnification Procedures. Promptly after an Investor Party receives notice of a claim or the commencement of an action for which the Investor Party intends to seek indemnification under Section 9.1, the Investor Party will notify the Company in writing of the claim or commencement of the Proceeding; provided, however, that failure to notify the Company will not relieve the Company from liability under Section 9.1, except to the extent it has been materially prejudiced by the failure to give notice. The Company will be entitled to participate in the defense of any Proceeding as to which indemnification is being sought, and if the Company acknowledges in writing the obligation to indemnify the Investor Party against whom the Proceeding is brought, the Company may (but will not be required to) assume the defense against the Proceeding with counsel satisfactory to it. After the Company notifies the Investor Party that the Company wishes to assume the defense of a Proceeding, the Company will not be liable for any further legal or other expenses incurred by the Investor Party in connection with the defense against the Proceeding except that if, in the opinion of counsel to the Investor Party, it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such Investor Party. In such event, the Company will pay the reasonable and documented fees and expenses of no more than one separate counsel for all such Investor Parties promptly as such fees and expenses are incurred. Each Investor Party, as a condition to receiving indemnification as provided in Section 9.1, will cooperate in all reasonable respects with the Company in the defense of any action or claim as to which indemnification is sought. The Company will not be liable for any settlement of any action effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. The Company will not, without the prior written consent of the Investor Party, which consent shall not be unreasonably withheld, delayed or conditioned, effect any settlement of a pending or threatened action with respect to which an Investor Party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the Investor Party from all liability and claims which are the subject matter of the pending or threatened action.

The remedies provided for in this Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Investor Party at law or in equity.

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Article X

MISCELLANEOUS

Section 10.1. Certain Fees and Expenses; Commitment Fee; Commencement Irrevocable Transfer Agent Instructions.

(i) Certain Fees and Expenses. Each party shall bear its own fees and expenses related to the transactions contemplated by this Agreement; provided, however, that (1) on or prior to the Closing Date, the Company shall have paid to the Investor (or to the Investor’s legal counsel), by wire transfer of immediately available funds to an account designated by the Investor (or the Investor’s legal counsel) on or prior to the Closing Date, $25,000 as reimbursement for the reasonable and documented fees and disbursements of the Investor’s legal counsel incurred by the Investor prior to the Closing (the “Initial Investor Legal Fee Expense Reimbursement”), (2) on or prior to the earliest of (a) the ninetieth (90th) day following the Effective Date of the Initial Registration Statement, (b) the one hundred twentieth (120th) day following the Closing Date and (c) the effective date of any termination by the Company of this Agreement (it being acknowledged and agreed that no termination of this Agreement shall become effective unless and until all amounts payable to the Investor under this Section 10.1(i) have been paid to the Investor pursuant to and in accordance with this Section 10.1(i)), the Company shall have paid to the Investor, by wire transfer of immediately available funds to an account designated by the Investor, on or prior to the earliest of such dates referenced in this clause (2), the difference, if any, between (i) $100,000 (representing the sum of (x) the full amount of the Additional Investor Legal Fee Expense Reimbursement and (y) the full amount of the QIU Fee Reimbursement) and (ii) the Withheld Reimbursement Amount (as defined below), and (3) within ten (10) Business Days after each Representation Date (provided a Future Purchase Suspension is not then in effect), shall have paid to the Investor, by wire transfer of immediately available funds to an account designated by the Investor, an additional amount capped at $7,500 per fiscal quarter (subject to an aggregate cap of $30,000 for all such quarterly reimbursements) as reimbursement for the reasonable fees and disbursements of the Investor’s legal counsel incurred by the Investor in connection with the Investor’s ongoing due diligence and review of deliverables subject to Section 6.17 (the “Subsequent Investor Legal Fee Expense Reimbursement”), in each case in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement. The Company and the Investor acknowledge and agree that, prior to any other withholding pursuant to Section 10.1(ii) in respect of the Commitment Fee and prior to any payment of any portion of any of the Purchase Price(s) to the Company in connection with any Purchase hereunder, the Investor shall withhold an aggregate amount in cash from the Purchase Price payable by the Investor to the Company for the Market Open Purchase Share Amount, Intraday Purchase Share Amount, Pre-Market Purchase Share Amount and/or Post-Market Purchase Share Amount, as applicable, in connection with each Market Open Purchase, Intraday Purchase, Pre-Market Purchase and/or Post-Market Purchase, respectively, effected by the Company pursuant to this Agreement (the “Withheld Reimbursement Amount”), until the Investor shall have received from such cash withholding(s) a total aggregate amount in cash equal to $100,000, representing the sum of (X) the full amount of the QIU Fee Reimbursement and (Y) the full amount of the Additional Investor Legal Fee Expense Reimbursement payable to the Investor pursuant to this Agreement, and upon the Investor’s receipt of a total aggregate amount in cash of $100,000 from such withholdings, the Investor shall not withhold any additional cash amounts in respect of the QIU Fee Reimbursement and the Additional Investor Legal Fee Expense Reimbursement from the Purchase Price(s) payable by the Investor to the Company in connection with any Purchase(s) effected pursuant to this Agreement (it being acknowledged and agreed that upon the Investor’s receipt of a total aggregate amount in cash of $100,000 from such withholdings in respect of the QIU Fee Reimbursement and the Additional Investor Legal Fee Expense Reimbursement, the Investor may then effect additional withholdings pursuant to and in accordance with Section 10.1(ii) in respect of the Commitment Fee, including from the same Purchase Price(s) for such Purchases from which the withholdings pursuant to this Section 10.1(i) have been made). For the avoidance of doubt, (1) the Initial Investor Legal Fee Expense Reimbursement shall be fully earned by the Investor and shall be non-refundable as of the Closing Date, regardless of whether the Commencement shall have occurred, pursuant to the limitations set forth in Section 10.1(i), any Purchases are effected by the Company or settled hereunder or any subsequent termination of this Agreement, (2) each amount withheld by the Investor or paid by the Company to the Investor (as the case may be) in respect of the QIU Fee Reimbursement in accordance with this Section 10.1(i), shall be fully earned by the Investor and non-refundable as of the date of such withholding by the Investor or such payment by the Company to the Investor (as the case may be), regardless of whether any subsequent Purchases are made or settled hereunder or any subsequent termination of this Agreement, (3) each amount withheld by the Investor or paid by the Company to the Investor (as the case may be) in respect of the Additional Investor Legal Fee Expense Reimbursement in accordance with this Section 10.1(i), shall be fully earned by the Investor and non-refundable as of the date of such withholding by the Investor or such payment by the Company to the Investor (as the case may be), regardless of whether any subsequent Purchases are made or settled hereunder or any subsequent termination of this Agreement, and (4) each Subsequent Investor Legal Fee Expense Reimbursement payment shall be fully earned by the Investor and shall be non-refundable following Commencement when paid by the Company in accordance with this Section 10.1(i), regardless of whether any additional Purchases are effected by the Company or settled hereunder or any subsequent termination of this Agreement. The Company shall pay all U.S. federal, state and local stamp and other similar transfer and other taxes and duties levied in connection with issuance of the Shares pursuant hereto. The parties acknowledge that the Initial Investor Legal Fee Expense Reimbursement, the Additional Investor Legal Fee Expense Reimbursement and the Subsequent Investor Legal Fee Expense Reimbursement payable in connection with the Investor’s ongoing due diligence and review of deliverables (subject to Section 6.17), collectively, are a reasonable estimate of, and are not disproportionate to, the probable costs of preparing the Transaction Documents and are less than or equal to the probable transaction costs of organizing a debt facility or capital raising in the amount of the Total Commitment.

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(ii) Commitment Fee. In consideration for the Investor’s execution and delivery of this Agreement, the Company shall pay or shall cause to be paid to the Investor the Commitment Fee solely pursuant to, at such time(s) and in such manner as set forth in this Section 10.1(ii). Except as otherwise provided in this Section 10.1(ii), the parties acknowledge and agree that the Commitment Fee shall be paid and satisfied exclusively through the Investor’s withholding of amounts from the Purchase Price otherwise payable to the Company as provided below, that the Company shall have no obligation to pay any portion of the Commitment Fee by any other means or in any other manner, and that the Investor shall be entitled to the Commitment Fee only to the extent of amounts actually so withheld. The Company and the Investor acknowledge and agree that, upon the Investor’s receipt of a total aggregate amount in cash of $100,000 in respect of the QIU Fee Reimbursement and the Additional Investor Legal Fee Expense Reimbursement pursuant to, at such time(s) and in such manner as set forth in Section 10.1(i), the Investor shall withhold an additional amount in cash equal to five percent (5%) from the Purchase Price payable by the Investor to the Company (including from the same Purchase Price(s) from which the withholdings pursuant to this Section 10.1(i) have been made) for the Market Open Purchase Share Amount, Intraday Purchase Share Amount, Pre-Market Purchase Share Amount and/or Post-Market Purchase Share Amount, as applicable, in connection with each Market Open Purchase, Intraday Purchase, Pre-Market Purchase and/or Post-Market Purchase, respectively, effected by the Company pursuant to this Agreement (the “Withheld Commitment Fee Amount”), until the Investor shall have received from such cash withholding(s) a total aggregate amount in cash equal to $500,000 (exclusive of any Withheld Reimbursement Amount pursuant to Section 10.1(i)), representing the maximum aggregate Commitment Fee that may be earned by and paid to the Investor pursuant to this Agreement, it being understood that, except in the event of a Limited Commitment Fee Make-Whole (defined below), if the withholdings actually made hereunder in respect of the Commitment Fee total less than $500,000, the Investor shall be entitled to such lesser amount only and the Company shall have no obligation in respect of the difference, and upon the Investor’s receipt of a total aggregate amount in cash of $500,000 from such withholdings in respect of the Commitment Fee, the Investor shall not withhold any additional cash amounts in respect of the Commitment Fee from the Purchase Price payable by the Investor to the Company in connection with any Purchase effected pursuant to this Agreement. Notwithstanding the foregoing, in the event this Agreement is terminated by the Company at any time prior to the ninetieth (90th) day following the Effective Date of the Initial Registration Statement, the aggregate amount of the Commitment Fee shall be due in full and the Company shall pay or cause to be paid to the Investor, in cash, the difference, if any, between (i) $500,000 and (ii) the Withheld Commitment Fee Amount (the “Limited Commitment Fee Make-Whole”), within three (3) Business Days after written notice of such termination by the Company pursuant to Section 8.2 is provided to the Investor in accordance with Section 10.4, and no termination of this Agreement by the Company shall become effective unless and until the entire Limited Commitment Fee Make-Whole has been paid in cash by the Company to the Investor pursuant to and in accordance with this Section 10.1(ii). For the avoidance of doubt, each amount withheld by the Investor or paid by the Company to the Investor (as the case may be) in respect of the Commitment Fee in accordance with this Section 10.1(ii), shall be fully earned by the Investor and non-refundable as of the date of such withholding by the Investor or such payment by the Company to the Investor (as the case may be), regardless of whether any subsequent Purchases are made or settled hereunder or any subsequent termination of this Agreement.

(iii) No Legends. All Shares to be issued in respect of each Purchase Notice delivered to the Investor pursuant to this Agreement shall be issued to the Investor in accordance with Section 3.4 by crediting the Investor’s or its designees’ account at DTC as DWAC Shares, and the Company shall not take any action or give instructions to any transfer agent of the Company otherwise.

(iv) Irrevocable Transfer Agent Instructions; Notice of Effectiveness. On the Effective Date of the Initial Registration Statement and prior to Commencement, the Company shall deliver or cause to be delivered to its transfer agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company), (i) irrevocable instructions executed by the Company and acknowledged in writing by the Company’s transfer agent (the “Commencement Irrevocable Transfer Agent Instructions”) and (ii) the notice of effectiveness in the form attached as an exhibit to the Registration Rights Agreement (the “Notice of Effectiveness”) relating to the Initial Registration Statement executed by the Company’s outside counsel, in each case directing the Company’s transfer agent to issue to the Investor or its designee all of the Shares included in the Initial Registration Statement as DWAC Shares in accordance with this Agreement and the Registration Rights Agreement. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall deliver or cause to be delivered to its transfer agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company) (i) irrevocable instructions in the form substantially similar to the Commencement Irrevocable Transfer Agent Instructions executed by the Company and acknowledged in writing by the Company’s transfer agent and (ii) the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein, to issue the Registrable Securities included therein as DWAC Shares, in each case in accordance with the terms of this Agreement and the Registration Rights Agreement. For the avoidance of doubt, all Shares to be issued and delivered from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued and delivered to the Investor or its designee only as DWAC Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than those referred to in this Section 10.1(iv) will be given by the Company to its transfer agent, or any successor transfer agent of the Company, with respect to the Shares from and after Commencement, and the Shares covered by the Initial Registration Statement or any post-effective amendment thereof, or any New Registration Statement or post-effective amendment thereof, as applicable, shall otherwise be freely transferable on the books and records of the Company and no stop transfer instructions shall be maintained against the transfer thereof. The Company agrees that if the Company fails to fully comply with the provisions of this Section 10.1(iv) within three (3) Trading Days after the date on which the Investor has provided the deliverables referred to above that the Investor is required to provide to the Company or its transfer agent, the Company shall, at the Investor’s written instruction, purchase from the Investor all Shares acquired by the Investor pursuant to this Agreement that contain any restrictive legend, or that have any stop transfer orders maintained that prohibit or impede the transfer thereof in any respect, at the greater of (i) the Purchase Price paid by the Investor for such Shares in the applicable Purchase effected by the Company under this Agreement and (ii) the Closing Sale Price of the Common Stock on the date of the Investor’s written instruction.

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Section 10.2. Specific Enforcement, Consent to Jurisdiction, Waiver of Jury Trial.

(i) The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

(ii) Each of the Company and the Investor (a) hereby irrevocably submits to the jurisdiction of the U.S. District Court and other courts of the United States sitting in The City of New York, Borough of Manhattan, State of New York for the purposes of any Proceeding arising out of or relating to this Agreement, and (b) hereby waives, and agrees not to assert in any such Proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum or that the venue of the Proceeding is improper. Each of the Company and the Investor consents to process being served in any such Proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 10.2 shall affect or limit any right to serve process in any other manner permitted by Law.

(iii) EACH OF THE COMPANY AND THE INVESTOR HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH OF THE COMPANY AND THE INVESTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.2.

Section 10.3. Entire Agreement. The Transaction Documents set forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to the subject matter hereof not expressly set forth in the Transaction Documents. The Disclosure Schedule and all exhibits to this Agreement are hereby incorporated by reference in, and made a part of, this Agreement as if set forth in full herein.

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Section 10.4. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or electronic mail delivery at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications shall be:

If to the Company:

Polar Power, Inc.

249 E. Gardena Boulevard

Gardena, CA 90248

Telephone Number: (310) 830-9153

Email: asams@polarpowerinc.com

Attention: Arthur Sams, Chief Executive Officer

With a copy (which shall not constitute notice) to:

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Telephone Number: (212) 407-4000

Email: mnussbaum@loeb.com

Attention: Mitchell Nussbaum

If to the Investor:

Roth Principal Investments, LLC

2340 Collins Avenue, Suite 402

Miami Beach, Florida 33139

Telephone Number: (612) 791-5927

Email: jtonnos@roth.com

Attention: Joe Tonnos

Co-President

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With a copy (which shall not constitute notice) to:

Reed Smith LLP

599 Lexington Avenue

New York, NY 10022

Telephone Number: (212) 521-5400

Email: amarsico@reedsmith.com

Attention: Anthony J. Marsico, Esq.

Either party hereto may from time to time change its address for notices by giving at least five (5) days’ advance written notice of such changed address to the other party hereto.

Section 10.5. Waivers. No provision of this Agreement may be waived by the parties from and after the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege.

Section 10.6. Amendments. No provision of this Agreement may be amended by the parties from and after the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto.

Section 10.7. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

Section 10.8. Construction. The parties agree that each of them and their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents. In addition, each and every reference to share prices (other than the Threshold Price) and number of shares of Common Stock in any Transaction Document shall, in all cases, be subject to adjustment for any stock splits, stock combinations, stock dividends, recapitalizations, reorganizations and other similar transactions that occur on or after the date of this Agreement. Any reference in this Agreement to “Dollars” or “$” shall mean the lawful currency of the United States of America. Any references to “Section” or “Article” in this Agreement shall, unless otherwise expressly stated herein, refer to the applicable Section or Article of this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

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Section 10.9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither the Company nor the Investor may assign this Agreement or any of their respective rights or obligations hereunder to any Person.

Section 10.10. No Third Party Beneficiaries. Except as expressly provided in Article IX, this Agreement is intended only for the benefit of the parties hereto and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 10.11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal procedural and substantive Laws of the State of New York, without giving effect to any Laws of such state that would cause the application of the Laws of any other jurisdiction.

Section 10.12. Survival. The representations, warranties, covenants and agreements of the Company and the Investor contained in this Agreement shall survive the execution and delivery hereof until the termination of this Agreement; provided, however, that (i) the provisions of Article V (Representations, Warranties and Covenants of the Company), Article VIII (Termination), Article IX (Indemnification) and this Article X (Miscellaneous) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Shares, the covenants and agreements of the Company and the Investor contained in Article VI (Additional Covenants), shall remain in full force and effect notwithstanding such termination for a period of six (6) months following such termination.

Section 10.13. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

Section 10.14. Publicity. The Company shall afford the Investor and its counsel with a reasonable opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, Commission filing or any other public disclosure made by or on behalf of the Company relating to the Investor, its Purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby, including any press release disclosing the execution of this Agreement and the Registration Rights Agreement by the Company, prior to the issuance, filing or public disclosure thereof. For the avoidance of doubt, the Company shall not be required to submit for review any such disclosure (i) contained in periodic reports filed with the Commission under the Exchange Act if it shall have previously provided substantially the same disclosure to the Investor or its counsel for review in connection with a previous filing or (ii) any Prospectus Supplement if it contains disclosure that does not reference the Investor, its Purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby.

Section 10.15. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 10.16. Further Assurances. From and after the Closing Date, upon the request of the Investor or the Company, each of the Company and the Investor shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

THE COMPANY:

POLAR POWER, INC.

By:
Name:
Title:

THE INVESTOR:

ROTH PRINCIPAL INVESTMENTS, LLC

By:
Name:	Joe Tonnos
Title:	Co-President

ANNEX I TO THE

COMMON STOCK PURCHASE AGREEMENT

DEFINITIONS

“2025 Form 10-K” shall have the meaning assigned to such term in the definition of Commission Documents.

“Accountant” shall have the meaning assigned to such term in Section 5.6(d).

“Additional Investor Legal Fee Expense Reimbursement” means an amount in cash equal to $50,000, which the Company shall pay or cause to be paid to the Investor as reimbursement for the fees and disbursements of the Investor’s legal counsel in connection with the transactions contemplated by this Agreement, pursuant to, at such time(s) and in such manner as set forth in Section 10.1(i) of this Agreement.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Aggregate Limit” shall have the meaning assigned to such term in Section 2.1.

“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Allowable Grace Period” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Average Price” means a price per Share (rounded to the nearest tenth of a cent) equal to the quotient obtained by dividing (i) the aggregate gross Purchase Price paid by the Investor for all Shares purchased pursuant to this Agreement, by (ii) the aggregate number of Shares issued pursuant to this Agreement.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar U.S. federal or state bankruptcy Law or any Law for the relief of debtors.

“Base Price” means a price per Share equal to the sum of (i) the Minimum Price and (ii) $0.0847 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of this Agreement).

“Beneficial Ownership Limitation” shall have the meaning assigned to such term in Section 3.6.

“Bloomberg” means Bloomberg, L.P.

“Bring-Down Comfort Letter” shall have the meaning assigned to such term in Section 6.17.

“Bring-Down Negative Assurance Letter” shall have the meaning assigned to such term in Section 6.17.

“Broker-Dealer” shall have the meaning assigned to such term in Section 6.13.

“Bylaws” shall have the meaning assigned to such term in Section 5.3.

“Charter” shall have the meaning assigned to such term in Section 5.3.

“Closing” shall have the meaning assigned to such term in Section 2.2.

“Closing Date” means the date of this Agreement.

“Closing Sale Price” means, for the Common Stock as of any date, the last closing trade price for the Common Stock on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market), as reported by Bloomberg, or, if the Trading Market (or such Eligible Market, as applicable) begins to operate on an extended hours basis and does not designate the closing trade price for the Common Stock, then the last trade price for the Common Stock prior to 4:00 p.m., New York City time, as reported by Bloomberg. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

“Code” shall have the meaning assigned to such term in Section 5.38.

“Commencement” shall have the meaning assigned to such term in Section 3.1.

“Commencement Date” shall have the meaning assigned to such term in Section 3.1.

“Commencement Irrevocable Transfer Agent Instructions” shall have the meaning assigned to such term in Section 10.1(iv).

“Commission” means the U.S. Securities and Exchange Commission or any successor entity.

“Commission Documents” shall mean (1) all reports, schedules, registrations, forms, statements, information and other documents filed with or furnished to the Commission by the Company pursuant to the reporting requirements of the Exchange Act, including all material filed with or furnished to the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, since January 1, 2025 and prior to the date of this Agreement, including, without limitation, the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2025 filed by the Company with the Commission on April 15, 2026 (the “2025 Form 10-K”), and which hereafter shall be filed with or furnished to the Commission by the Company, including, without limitation, the Current Report, (2) each Registration Statement, as the same may be amended from time to time, the Prospectus contained therein and each Prospectus Supplement thereto and (3) all information contained in such filings and all documents and disclosures that have been and heretofore shall be incorporated by reference therein.

“Commitment Fee” means an amount in cash, not to exceed $500,000 in the aggregate, which the Company shall pay or cause to be paid to the Investor, pursuant to, at such time(s) and in such manner as set forth in Section 10.1(ii) of this Agreement.

“Common Stock” shall have the meaning assigned to such term in the recitals of this Agreement.

“Common Stock Equivalents” means any securities of the Company which entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning assigned to such term in the preamble of this Agreement.

“Compliance Certificate” shall have the meaning assigned to such term in Section 7.2(ii).

“Contracts” means any legally binding contracts, agreements, subcontracts, leases, and purchase orders.

“Cover Price” shall have the meaning assigned to such term in Section 3.4.

“Current Report” shall have the meaning assigned to such term in Section 2.3.

“Custodian” shall mean any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Damages” shall have the meaning assigned to such term in Section 9.1.

“Disclosure Schedule” shall have the meaning assigned to such term in the preamble to Article V.

“Disqualification Event” shall have the meaning assigned to such term in Section 5.44.

“DTC” means The Depository Trust Company, a subsidiary of The Depository Trust & Clearing Corporation, or any successor thereto.

“DWAC” shall have the meaning assigned to such term in Section 5.33.

“DWAC Shares” means shares of Common Stock issued pursuant to this Agreement that are (i) issued in electronic form, (ii) freely tradable and transferable in the United States and without restriction on resale and without stop transfer instructions maintained against the transfer thereof and (iii) timely credited by the Company’s transfer agent to the Investor’s (or its designated Broker-Dealer at which the account or accounts to be credited with the Shares being purchased or acquired by Investor are maintained) specified DWAC account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“Effective Date” means, with respect to the Initial Registration Statement filed pursuant to Section 2(a) of the Registration Rights Agreement (or any post-effective amendment thereto) or any New Registration Statement filed pursuant to Section 2(c) of the Registration Rights Agreement (or any post-effective amendment thereto), as applicable, the date on which the Initial Registration Statement (or any post-effective amendment thereto) or any New Registration Statement (or any post-effective amendment thereto) is declared effective by the Commission.

“Effectiveness Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Eligible Market” means The Nasdaq Global Select Market, The Nasdaq Global Market, the New York Stock Exchange or the NYSE American (or any nationally recognized successor to any of the foregoing).

“Environmental Laws” shall have the meaning assigned to such term in Section 5.18.

“ERISA” shall have the meaning assigned to such term in Section 5.38.

“ERISA Affiliate” shall have the meaning assigned to such term in Section 5.38.

“Evaluation Date” shall have the meaning assigned to such term in Section 5.6(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Exchange Cap” shall have the meaning assigned to such term in Section 3.5(a).

“Exempt Issuance” means the issuance of (a) Common Stock, options or other equity incentive awards to employees, officers, directors or vendors of the Company pursuant to any equity incentive plan duly adopted for such purpose, by the Company’s Board of Directors or a majority of the members of a committee of the Board of Directors established for such purpose, (b) (1) any Shares issued to the Investor (or its designee) pursuant to the Transaction Documents, (2) any securities issued upon the exercise or exchange of or conversion of any shares of Common Stock or Common Stock Equivalents held by the Investor or an Affiliate of the Investor at any time, or (3) any securities issued upon the exercise or exchange of or conversion of any Common Stock Equivalents issued and outstanding on the date of this Agreement, provided that such securities referred to in this clause (3) have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions approved by the Company’s Board of Directors or a majority of the members of a committee of directors established for such purpose, which acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions can have a Variable Rate Transaction component, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) shares of Common Stock issued by the Company to the Investor (or its designee) or an Affiliate of the Investor in connection with any “equity line of credit” or other continuous offering or similar offering of Common Stock (other than the transactions contemplated by the Transaction Documents) pursuant to one or more written agreements between the Company and the Investor executed after the date of this Agreement (if any) or an Affiliate of the Investor (including RCP) executed prior to or after the date of this Agreement (if any), whereby the Company may sell shares of Common Stock to the Investor or an Affiliate of the Investor (including RCP) at a future determined price, (e) shares of Common Stock issued by the Company in any “at the market offering” or “equity distribution program” or similar offering of Common Stock exclusively to or through RCP pursuant to one or more written agreements between the Company and RCP, or (f) any of the following (collectively, the “Permitted Company Financings”), in each case notwithstanding that the terms thereof may constitute or include a Variable Rate Transaction: (1) the issuance and sale by the Company of shares of its Series A Convertible Preferred Stock (A) pursuant to that certain Securities Purchase Agreement between the Company and the purchasers party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Series A Securities Purchase Agreement”), and (B) in one or more additional closings after the date of this Agreement, whether pursuant to the Series A Securities Purchase Agreement or one or more additional securities purchase agreements entered into by the Company on substantially the same terms (each, a “Series A Second Closing”), provided that the aggregate stated value of all shares of Series A Convertible Preferred Stock issued and sold pursuant to the foregoing clauses (A) and (B), taken together, shall not exceed $1,800,000, together with the issuance of shares of Common Stock upon conversion of, or in payment of dividends (including “payment-in-kind” dividends) on, such Series A Convertible Preferred Stock in accordance with the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on July 10, 2026 (as the same may be corrected by any certificate of correction or amended in accordance with its terms and applicable Law, the “Certificate of Designation”); (2) the Convertible Promissory Note issued by the Company to Mayers Ventures LLC, dated June 30, 2026 (the “Mayers Note”), together with the issuance of shares of Common Stock upon conversion of, or in payment of interest (including “payment-in-kind” interest) on, the Mayers Note; and (3) the common stock purchase warrants issued or issuable to the purchasers under the Series A Securities Purchase Agreement and to the holder of the Mayers Note (collectively, the “Related Warrants”), together with the issuance of shares of Common Stock upon exercise thereof. For the avoidance of doubt, the entry into, and performance by the Company of its obligations under, each of the Series A Securities Purchase Agreement (including any Series A Second Closing), the Certificate of Designation, the Mayers Note and the Related Warrants, and each issuance of Common Stock or Common Stock Equivalents thereunder (including any issuance resulting from the operation of the conversion, exercise, dividend, interest or anti-dilution provisions thereof), shall constitute an Exempt Issuance and shall not be deemed a breach of Section 6.6(ii) or any other provision of this Agreement.

“FCPA” shall have the meaning assigned to such term in Section 5.35.

“Filing Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“FINRA Filing” shall have the meaning assigned to such term in Section 6.14.

“Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, with the result that the holders of the Company’s capital stock immediately prior to such consolidation or merger together beneficially own less than 50% of the outstanding voting power of the surviving or resulting corporation, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (3) take action to facilitate a purchase, tender or exchange offer by another Person that is accepted by the holders of more than 50% of the outstanding shares of Common Stock (excluding any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify its Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

“Future Purchase Suspension” shall have the meaning assigned to such term in Section 6.17.

“GAAP” shall have the meaning assigned to such term in Section 5.6(b).

“Governmental Entity” shall mean any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency (whether foreign or domestic) having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, assets or operations.

“Hazardous Materials” shall have the meaning assigned to such term in Section 5.18.

“Indebtedness” means, with respect to any Person as of any time, without duplication, (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements, indemnities and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP.

“Initial Comfort Letter” shall have the meaning assigned to such term in Section 7.2(xvi).

“Initial Investor Legal Fee Expense Reimbursement” shall have the meaning assigned to such term in Section 10.1(i).

“Initial Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Intellectual Property” shall have the meaning assigned to such term in Section 5.19.

“Intraday Purchase” shall have the meaning assigned to such term in Section 3.2.

“Intraday Purchase Commencement Time” means, with respect to an Intraday Purchase made pursuant to Section 3.2, the time on the Purchase Date for such Intraday Purchase that is the latest of: (i) the Market Open Purchase Ending Time of the Market Open Purchase Period for the Market Open Purchase preceding the Intraday Purchase Period for such Intraday Purchase occurring on the same Purchase Date as such earlier Market Open Purchase, if the Company has timely delivered a Market Open Purchase Notice to the Investor for a Market Open Purchase on such Purchase Date, (ii) the Intraday Purchase Ending Time of the Intraday Purchase Period for the most recent prior Intraday Purchase, if any, occurring on the same Purchase Date as such Intraday Purchase, and (iii) the Investor’s timely receipt (acknowledged by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Intraday Purchase Notice, other than via auto-reply) from the Company of the applicable Intraday Purchase Notice for such Intraday Purchase on the applicable Purchase Date therefor.

“Intraday Purchase Ending Time” means, with respect to an Intraday Purchase made pursuant to Section 3.2, the time on the Purchase Date for such Intraday Purchase that is the earliest of: (i) 3:59 p.m., New York City time, on the applicable Purchase Date for such Intraday Purchase, or such earlier time publicly announced by the Trading Market (or, if the Common Stock is then listed on an Eligible Market, by such Eligible Market) as the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date; (ii) immediately at such time following the Intraday Purchase Commencement Time of the Intraday Purchase Period for such Intraday Purchase that the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday Purchase Period has exceeded the applicable Intraday Purchase Share Volume Maximum for such Intraday Purchase (taking into account the Intraday Purchase Percentage specified by the Company in the applicable Intraday Purchase Notice for such Intraday Purchase); provided, however, that the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday Purchase Period shall exclude from such calculation all shares of Common Stock traded in any of the following transactions, to the extent they occur during such Intraday Purchase Period (as applicable): (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified in the applicable Intraday Purchase Notice that clause (iii) below shall not trigger the Intraday Purchase Ending Time for such Intraday Purchase (such specification by the Company, whether in an Intraday Purchase Notice or in a Market Open Purchase Notice, a “Limit Order Continue Election”), all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Intraday Purchase Period at a Sale Price that is less than the applicable Intraday Purchase Minimum Price Threshold; and (iii) provided the Company shall have specified in the applicable Intraday Purchase Notice that this clause (iii) shall trigger the Intraday Purchase Ending Time for such Intraday Purchase (such specification by the Company, whether in an Intraday Purchase Notice or in a Market Open Purchase Notice, a “Limit Order Discontinue Election”), immediately at such time following the Intraday Purchase Commencement Time of the Intraday Purchase Period for such Intraday Purchase that the Sale Price of any share of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday Purchase Period is less than the applicable Intraday Purchase Minimum Price Threshold; provided, however, that the determination of whether the Sale Price of any share of Common Stock traded during such Intraday Purchase Period is less than the applicable Intraday Purchase Minimum Price Threshold shall exclude (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable). All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Intraday Purchase Maximum Amount” means, with respect to an Intraday Purchase made pursuant to Section 3.2, such number of shares of Common Stock equal to the lesser of: (i) two (2) million shares, and (ii) the product of (A) the Intraday Purchase Percentage specified by the Company in the applicable Intraday Purchase Notice for such Intraday Purchase, multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) during the Intraday Purchase Period for such Intraday Purchase; provided, however, that the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday Purchase Period referred to in clause (ii)(B) above shall exclude from such calculation all shares of Common Stock traded in any of the following transactions, to the extent they occur during such Intraday Purchase Period (as applicable): (1) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (2) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (3) provided the Company shall have specified a Limit Order Continue Election in the applicable Intraday Purchase Notice for such Intraday Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Intraday Purchase Period at a Sale Price that is less than the applicable Intraday Purchase Minimum Price Threshold. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Intraday Purchase Minimum Price Threshold” means, with respect to an Intraday Purchase made pursuant to Section 3.2, either (a) the dollar amount specified by the Company in the applicable Intraday Purchase Notice for such Intraday Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “Intraday Purchase Ending Time” shall have occurred during the applicable Intraday Purchase Period for such Intraday Purchase, if the Company shall have specified a Limit Order Discontinue Election in the applicable Intraday Purchase Notice for such Intraday Purchase, or (b) the dollar amount specified by the Company in the applicable Intraday Purchase Notice for such Intraday Purchase as the per share minimum Sale Price threshold to be used in determining the sales of Common Stock during the applicable Intraday Purchase Period that shall be excluded from the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday Purchase Period, if the Company shall have specified a Limit Order Continue Election in the applicable Intraday Purchase Notice for such Intraday Purchase; provided, however, that in each case if the Company has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable Intraday Purchase Notice for such Intraday Purchase, then the per share minimum Sale Price threshold to be used in such Intraday Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Purchase Date for such Intraday Purchase, multiplied by (b) 0.75. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Intraday Purchase Notice” means, with respect to an Intraday Purchase made pursuant to Section 3.2, an irrevocable written notice from the Company to the Investor, specifying the Intraday Purchase Percentage that shall apply to such Intraday Purchase and whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Intraday Purchase, and directing the Investor to subscribe for and purchase a specified Intraday Purchase Share Amount (such specified Intraday Purchase Share Amount subject to automatic adjustment as set forth in Section 3.2 as necessary to give effect to the applicable Intraday Purchase Maximum Amount for such Intraday Purchase), at the applicable Intraday Purchase Price therefor on the Purchase Date for such Intraday Purchase in accordance with this Agreement, that is delivered by the Company to the Investor and received by the Investor (i) after the latest of (X) 10:00 a.m., New York City time, on such Purchase Date, if the Company has not timely delivered a Market Open Purchase Notice to the Investor for a Market Open Purchase on such Purchase Date, (Y) the Market Open Purchase Ending Time of the Market Open Purchase Period for the Market Open Purchase preceding the Intraday Purchase Period for such Intraday Purchase occurring on the same Purchase Date as such earlier Market Open Purchase, if the Company has timely delivered a Market Open Purchase Notice to the Investor for a Market Open Purchase on such Purchase Date, and (Z) the Intraday Purchase Ending Time of the Intraday Purchase Period for the most recent prior Intraday Purchase, if any, occurring on the same Purchase Date as such Intraday Purchase, and (ii) prior to the earlier of (X) 2:00 p.m., New York City time, on such Purchase Date and (Y) such time that is exactly two (2) hours immediately prior to the official close of the primary (or “regular”) trading session on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) on such Purchase Date, if the Trading Market (or such Eligible Market, as applicable) has theretofore publicly announced that the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date shall be earlier than 4:00 p.m., New York City time, on such Purchase Date.

“Intraday Purchase Percentage” means, with respect to an Intraday Purchase made pursuant to Section 3.2, the percentage specified by the Company in the applicable Intraday Purchase Notice for such Intraday Purchase, which shall not exceed 25.0%, for purposes of calculating, among other things, the Intraday Purchase Maximum Amount, the Intraday Purchase Share Amount and the Intraday Purchase Share Volume Maximum, in each case applicable to such Intraday Purchase.

“Intraday Purchase Period” means, with respect to an Intraday Purchase made pursuant to Section 3.2, the period on the Purchase Date for such Intraday Purchase, beginning at the applicable Intraday Purchase Commencement Time and ending at the applicable Intraday Purchase Ending Time on such Purchase Date for such Intraday Purchase.

“Intraday Purchase Price” means, with respect to an Intraday Purchase made pursuant to Section 3.2, the purchase price per Share to be purchased by the Investor in such Intraday Purchase, equal to the product of (i) 0.97, multiplied by (ii) the VWAP of the Common Stock for the applicable Intraday Purchase Period on the applicable Purchase Date for such Intraday Purchase; provided, however, that the calculation of the VWAP for the Common Stock for the Intraday Purchase Period for an Intraday Purchase shall exclude each of the following transactions, to the extent they occur during such Intraday Purchase Period (as applicable): (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified a Limit Order Continue Election in the applicable Intraday Purchase Notice for such Intraday Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Intraday Purchase Period at a Sale Price that is less than the applicable Intraday Purchase Minimum Price Threshold for such Intraday Purchase. All such calculations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction.

“Intraday Purchase Share Amount” means, with respect to an Intraday Purchase made pursuant to Section 3.2, the total number of Shares to be purchased by the Investor in such Intraday Purchase as specified by the Company in the applicable Intraday Purchase Notice for such Intraday Purchase, which total number of Shares shall not exceed the Intraday Purchase Maximum Amount applicable to such Intraday Purchase, taking into account the Intraday Purchase Percentage specified by the Company in the applicable Intraday Purchase Notice for such Intraday Purchase (and such number of Shares specified by the Company in the applicable Intraday Purchase Notice for such Intraday Purchase shall be subject to automatic adjustment in accordance with Section 3.2 as necessary to give effect to the Intraday Purchase Maximum Amount limitation applicable to such Intraday Purchase, taking into account the Intraday Purchase Percentage specified by the Company in the applicable Intraday Purchase Notice for such Intraday Purchase, as set forth in this Agreement).

“Intraday Purchase Share Volume Maximum” means, with respect to an Intraday Purchase made pursuant to Section 3.2, a number of shares of Common Stock equal to the quotient obtained by dividing (i) the Intraday Purchase Share Amount to be purchased by the Investor in such Intraday Purchase, by (ii) the Intraday Purchase Percentage specified by the Company in the applicable Intraday Purchase Notice for such Intraday Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

“Investment Period” means the period commencing on the Commencement Date and expiring on the date this Agreement is subsequently terminated pursuant to Article VIII.

“Investor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Investor Party” shall have the meaning assigned to such term in Section 9.1.

“Issuer Covered Person” shall have the meaning assigned to such term in Section 5.44.

“IT Systems” shall have the meaning assigned to such term in Section 5.39.

“Knowledge” means the actual knowledge of any of (i) the Company’s Chief Executive Officer, President and Secretary and (ii) the Company’s Chief Financial Officer, in each case after reasonable inquiry of all officers, directors and employees of the Company under such Person’s direct supervision who would reasonably be expected to have knowledge or information with respect to the matter in question.

“Law” means any federal, state, provincial, local, foreign, national or supranational statute, law (including common law), act, statute, ordinance, treaty, rule, code, regulation or other binding directive issued, promulgated or enforced by a Governmental Entity having jurisdiction over a given matter.

“Limit Order Continue Election” shall have the meaning assigned to such term in the definition of “Intraday Purchase Ending Time,” which election shall be applicable to any Purchase effected by the Company contemplated under Article III of this Agreement, if such election is specified by the Company in the applicable Purchase Notice for such Purchase.

“Limit Order Discontinue Election” shall have the meaning assigned to such term in the definition of “Intraday Purchase Ending Time,” which election shall be applicable to any Purchase effected by the Company contemplated under Article III of this Agreement, if such election is specified by the Company in the applicable Purchase Notice for such Purchase.

“Limited Commitment Fee Make-Whole” shall have the meaning assigned to such term in Section 10.1(ii).

“Market Open Purchase” shall have the meaning assigned to such term in Section 3.1.

“Market Open Purchase Commencement Time” means, with respect to a Market Open Purchase made pursuant to Section 3.1, 9:30:01 a.m., New York City time, on the Purchase Date for such Market Open Purchase, or such later time on such Purchase Date publicly announced by the Trading Market (or, if the Common Stock is then listed on an Eligible Market, by such Eligible Market) as the official open of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date.

“Market Open Purchase Ending Time” means, with respect to a Market Open Purchase made pursuant to Section 3.1, the time on the Purchase Date for such Market Open Purchase that is the earliest of: (i) 3:59 p.m., New York City time, on the applicable Purchase Date for such Market Open Purchase, or such earlier time publicly announced by the Trading Market (or, if the Common Stock is then listed on an Eligible Market, by such Eligible Market) as the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date; (ii) immediately at such time following the Market Open Purchase Commencement Time of the Market Open Purchase Period for such Market Open Purchase that the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Market Open Purchase Period has exceeded the applicable Market Open Purchase Share Volume Maximum for such Market Open Purchase (taking into account the Market Open Purchase Percentage specified by the Company in the applicable Market Open Purchase Notice for such Market Open Purchase); provided, however, that the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Market Open Purchase Period shall exclude from such calculation all shares of Common Stock traded in any of the following transactions, to the extent they occur during such Market Open Purchase Period (as applicable): (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified a Limit Order Continue Election in the applicable Market Open Purchase Notice for such Market Open Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Market Open Purchase Period at a Sale Price that is less than the applicable Market Open Purchase Minimum Price Threshold; and (iii) provided the Company shall have specified a Limit Order Discontinue Election in the applicable Market Open Purchase Notice for such Market Open Purchase, immediately at such time following the Market Open Purchase Commencement Time of the Market Open Purchase Period for such Market Open Purchase that the Sale Price of any share of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Market Open Purchase Period is less than the applicable Market Open Purchase Minimum Price Threshold; provided, however, that the determination of whether the Sale Price of any share of Common Stock traded during such Market Open Purchase Period is less than the applicable Market Open Purchase Minimum Price Threshold shall exclude (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable). All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Market Open Purchase Maximum Amount” means, with respect to a Market Open Purchase made pursuant to Section 3.1, such number of shares of Common Stock equal to the lesser of: (i) two (2) million shares, and (ii) the product of (A) the Market Open Purchase Percentage specified by the Company in the applicable Market Open Purchase Notice for such Market Open Purchase, multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) during the Market Open Purchase Period for such Market Open Purchase; provided, however, that the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Market Open Purchase Period referred to in clause (ii)(B) above shall exclude from such calculation all shares of Common Stock traded in any of the following transactions, to the extent they occur during such Market Open Purchase Period (as applicable): (1) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (2) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (3) provided the Company shall have specified a Limit Order Continue Election in the applicable Market Open Purchase Notice for such Market Open Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Market Open Purchase Period at a Sale Price that is less than the applicable Market Open Purchase Minimum Price Threshold. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Market Open Purchase Minimum Price Threshold” means, with respect to a Market Open Purchase made pursuant to Section 3.1, either (a) the dollar amount specified by the Company in the applicable Market Open Purchase Notice for such Market Open Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “Market Open Purchase Ending Time” shall have occurred during the applicable Market Open Purchase Period for such Market Open Purchase, if the Company shall have specified a Limit Order Discontinue Election in the applicable Market Open Purchase Notice for such Market Open Purchase, or (b) the dollar amount specified by the Company in the applicable Market Open Purchase Notice for such Market Open Purchase as the per share minimum Sale Price threshold to be used in determining the sales of Common Stock during the applicable Market Open Purchase Period that shall be excluded from the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Market Open Purchase Period, if the Company shall have specified a Limit Order Continue Election in the applicable Market Open Purchase Notice for such Market Open Purchase; provided, however, that in each case if the Company has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable Market Open Purchase Notice for such Market Open Purchase, then the per share minimum Sale Price threshold to be used in such Market Open Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Purchase Date for such Market Open Purchase, multiplied by (b) 0.75. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Market Open Purchase Notice” means, with respect to a Market Open Purchase made pursuant to Section 3.1, an irrevocable written notice delivered by the Company to the Investor, and received by the Investor, after 7:30 a.m., New York City time, and prior to 9:00 a.m., New York City time, on the Purchase Date for such Market Open Purchase, specifying the Market Open Purchase Percentage that shall apply to such Market Open Purchase and whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Market Open Purchase, and directing the Investor to subscribe for and purchase a specified Market Open Purchase Share Amount (such specified Market Open Purchase Share Amount subject to automatic adjustment as set forth in Section 3.1 as necessary to give effect to the applicable Market Open Purchase Maximum Amount for such Market Open Purchase), at the applicable Market Open Purchase Price therefor on such Purchase Date for such Market Open Purchase in accordance with this Agreement.

“Market Open Purchase Percentage” means, with respect to a Market Open Purchase made pursuant to Section 3.1, the percentage specified by the Company in the applicable Market Open Purchase Notice for such Market Open Purchase, which shall not exceed 25.0%, for purposes of calculating, among other things, the Market Open Purchase Maximum Amount, the Market Open Purchase Share Amount and the Market Open Purchase Share Volume Maximum, in each case applicable to such Market Open Purchase.

“Market Open Purchase Period” means, with respect to a Market Open Purchase made pursuant to Section 3.1, the period on the Purchase Date for such Market Open Purchase, beginning at the applicable Market Open Purchase Commencement Time and ending at the applicable Market Open Purchase Ending Time on such Purchase Date for such Market Open Purchase.

“Market Open Purchase Price” means, with respect to a Market Open Purchase made pursuant to Section 3.1, the purchase price per Share to be purchased by the Investor in such Market Open Purchase, equal to the product of (i) 0.97, multiplied by (ii) the VWAP of the Common Stock for the applicable Market Open Purchase Period on the applicable Purchase Date for such Market Open Purchase; provided, however, that the calculation of the VWAP for the Common Stock for the Market Open Purchase Period for a Market Open Purchase shall exclude each of the following transactions, to the extent they occur during such Market Open Purchase Period (as applicable): (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified a Limit Order Continue Election in the applicable Market Open Purchase Notice for such Market Open Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Market Open Purchase Period at a Sale Price that is less than the applicable Market Open Purchase Minimum Price Threshold for such Market Open Purchase. All such calculations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction.

“Market Open Purchase Share Amount” means, with respect to a Market Open Purchase made pursuant to Section 3.1, the total number of Shares to be purchased by the Investor in such Market Open Purchase as specified by the Company in the applicable Market Open Purchase Notice for such Market Open Purchase, which total number of Shares shall not exceed the Market Open Purchase Maximum Amount applicable to such Market Open Purchase, taking into account the Market Open Purchase Percentage specified by the Company in the applicable Market Open Purchase Notice for such Market Open Purchase (and such number of Shares specified by the Company in the applicable Market Open Purchase Notice for such Market Open Purchase shall be subject to automatic adjustment in accordance with Section 3.1 as necessary to give effect to the Market Open Purchase Maximum Amount limitation applicable to such Market Open Purchase, taking into account the Market Open Purchase Percentage specified by the Company in the applicable Market Open Purchase Notice for such Market Open Purchase, as set forth in this Agreement).

“Market Open Purchase Share Volume Maximum” means, with respect to a Market Open Purchase made pursuant to Section 3.1, a number of shares of Common Stock equal to the quotient obtained by dividing (i) the Market Open Purchase Share Amount to be purchased by the Investor in such Market Open Purchase, by (ii) the Market Open Purchase Percentage specified by the Company in the applicable Market Open Purchase Notice for such Market Open Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

“Material Adverse Effect” means (i) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any effect on the business, operations, properties or financial condition of the Company as set forth in the Commission Documents that is material and adverse to the Company and its Subsidiaries, taken as a whole, excluding any facts, circumstances, changes or effects, individually or in the aggregate, exclusively and directly resulting from, relating to or arising out of any of the following: (a) changes in conditions in the U.S. or global capital, credit or financial markets generally, including changes in the availability of capital or currency exchange rates, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies, (b) changes generally affecting the industries in which the Company and its Subsidiaries operate, provided such changes shall not have affected the Company and its Subsidiaries, taken as a whole, in a materially disproportionate manner as compared to other similarly situated companies, (c) any effect of the announcement of, or the consummation of the transactions contemplated by, this Agreement and the Registration Rights Agreement on the Company’s or any of its Subsidiaries’ relationships, contractual or otherwise, with customers, suppliers, vendors, bank lenders, strategic venture partners or employees, (d) changes arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (e) any action taken by the Investor, any of its officers, its sole member or the Investor’s Broker-Dealer, or any of such Person’s successors with respect to the transactions contemplated by this Agreement and the Registration Rights Agreement, and (f) the effect of any changes in applicable Laws or accounting rules, provided such changes shall not have affected the Company and its Subsidiaries, taken as a whole, in a materially disproportionate manner as compared to other similarly situated companies; (ii) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any material adverse effect on the legality, validity or enforceability of any of the Transaction Documents or the transactions contemplated thereby; or (iii) any condition, occurrence, state of facts or event that would, or insofar as reasonably can be foreseen would likely, prohibit or otherwise materially interfere with or delay the ability of the Company to perform any of its obligations under any of the Transaction Documents to which it is a party.

“Material Permits” shall have the meaning assigned to such term in Section 5.17.

“Minimum Price” means $1.61, representing [the Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) on [the Trading Day immediately preceding] 3 the date of this Agreement] [the average Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) for the five (5) consecutive Trading Days ending on [the Trading Day immediately preceding]4 the date of this Agreement]5 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of this Agreement).

“Money Laundering Laws” shall have the meaning assigned to such term in Section 5.37.

“MPA Period” means: (i) with respect to the first publication or distribution of a research report (as such term is defined in Rule 500 of Regulation AC) concerning the Company by any Affiliate of the Investor, including, without limitation, RCP, the period commencing at 5:00 p.m., New York City time, on the eleventh (11th) Trading Day immediately preceding the Trading Day on which any Affiliate of the Investor, including, without limitation, RCP, shall have published or distributed any research report (as such term is defined in Rule 500 of Regulation AC) concerning the Company, and ending at 6:00 a.m., New York City time, on the eleventh (11th) Trading Day immediately following the Trading Day on which any Affiliate of the Investor, including, without limitation, RCP, shall have published or distributed any research report (as such term is defined in Rule 500 of Regulation AC) concerning the Company; (ii) with respect to any subsequent publication or distribution of a research report (as such term is defined in Rule 500 of Regulation AC) concerning the Company by any Affiliate of the Investor, including, without limitation, RCP, the period commencing at 5:00 p.m., New York City time, on the fourth (4th) Trading Day immediately preceding the Trading Day on which any Affiliate of the Investor, including, without limitation, RCP, shall have published or distributed any research report (as such term is defined in Rule 500 of Regulation AC) concerning the Company, and ending at 6:00 a.m., New York City time, on the fourth (4th) Trading Day immediately following the Trading Day on which any Affiliate of the Investor, including, without limitation, RCP, shall have published or distributed any research report (as such term is defined in Rule 500 of Regulation AC) concerning the Company; and (iii) with respect to any non-deal road show or investor conference, investor marketing event or pre-scheduled series of investor meetings (either in person or virtual) that is hosted (or substantially coordinated, organized, arranged or facilitated) by any Affiliate of the Investor, including without limitation RCP, at which the Company shall have agreed to participate (a “Scheduled Investor Marketing Event”), the period commencing at 5:00 p.m., New York City time, on the fourth (4th) Trading Day immediately preceding the first Trading Day on which the Scheduled Investor Marketing Event occurred, and ending at 6:00 a.m., New York City time, on the fourth (4th) Trading Day immediately following the last Trading Day on which such Scheduled Investor Marketing Event had occurred, provided that a Scheduled Investor Marketing Event shall not include any event at which an Affiliate of the Investor merely attends as a participant or provides de minimis administrative assistance.

3 Use if Agreement is signed prior to market close at 4:00 p.m., Eastern Standard Time.

4 Use if Agreement is signed prior to market close at 4:00 p.m., Eastern Standard Time.

5 Use the lower of the two.

“New Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Non-Affiliate Shares” shall have the meaning assigned to such term in Section 5.45.

“Notice of Effectiveness” shall have the meaning assigned to such term in Section 10.1(iv).

“OFAC” shall have the meaning assigned to such term in Section 5.36.

“Order” means any outstanding writ, order, judgment, injunction, binding decision or determination, award, ruling, subpoena, verdict or decree entered, issued or rendered by any Governmental Entity.

“PEA Period” means the period commencing at 9:30 a.m., New York City time, on the fifth (5th) Trading Day immediately prior to the filing of (i) any post-effective amendment to the Initial Registration Statement or any New Registration Statement or (ii) any New Registration Statement, as applicable, and ending at 9:30 a.m., New York City time, on the Trading Day immediately following, the Effective Date of such post-effective amendment or New Registration Statement, as applicable.

“Permits” means all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, exemptions, waivers and Orders of any Governmental Entity required for the conduct of the business conducted by the Company and its Subsidiaries.

“Person” means any person or entity, whether a natural person, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture or Governmental Entity.

“Personal Data” shall have the meaning assigned to such term in Section 5.39.

“Policies” shall have the meaning assigned to such term in Section 5.40.

“Post-Market Purchase” shall have the meaning assigned to such term in Section 3.3(b).

“Post-Market Purchase Commencement Time” means, with respect to a Post-Market Purchase made pursuant to Section 3.3(b), such time after 4:05 p.m., New York City time, on the Purchase Date for such Post-Market Purchase that the Investor shall have timely received from the Company a valid Post-Market Purchase Notice for such Post-Market Purchase, as acknowledged by email correspondence from the Investor to each of the individual notice recipients of the Company set forth in the applicable Post-Market Purchase Notice, other than via auto-reply, such email correspondence confirming the applicable commencement time of the Post-Market Purchase Period for such Post-Market Purchase on such Purchase Date therefor.

“Post-Market Purchase Ending Time” means, with respect to a Post-Market Purchase made pursuant to Section 3.3(b), the time on the Purchase Date for such Post-Market Purchase that is the earliest of: (i) 6:00:00 p.m., New York City time, on the Purchase Date for such Post-Market Purchase; (ii) immediately at such time following the Post-Market Purchase Commencement Time of the Post-Market Purchase Period for such Post-Market Purchase that the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Post-Market Purchase Period has exceeded the applicable Post-Market Purchase Share Volume Maximum for such Post-Market Purchase (taking into account the Post-Market Purchase Percentage specified by the Company in the applicable Post-Market Purchase Notice for such Post-Market Purchase); provided, however, that, if the Company shall have specified a Limit Order Continue Election in the applicable Post-Market Purchase Notice for such Post-Market Purchase, the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Post-Market Purchase Period shall exclude from such calculation all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Post-Market Purchase Period at a Sale Price that is less than the applicable Post-Market Purchase Minimum Price Threshold; and (iii) provided the Company shall have specified a Limit Order Discontinue Election in the applicable Post-Market Purchase Notice for such Post-Market Purchase, immediately at such time following the Post-Market Purchase Commencement Time of the Post-Market Purchase Period for such Post-Market Purchase that the Sale Price of any share of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Post-Market Purchase Period is less than the applicable Post-Market Purchase Minimum Price Threshold. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Post-Market Purchase Maximum Amount” means, with respect to a Post-Market Purchase made pursuant to Section 3.3(b), such number of shares of Common Stock equal to the lesser of: (i) one (1) million shares, and (ii) the product of (A) the Post-Market Purchase Percentage specified by the Company in the applicable Post-Market Purchase Notice for such Post-Market Purchase, multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) during the Post-Market Purchase Period for such Post-Market Purchase; provided, however, that, if the Company shall have specified a Limit Order Continue Election in the applicable Post-Market Purchase Notice for such Post-Market Purchase, the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Post-Market Purchase Period referred to in clause (ii)(B) above shall exclude from such calculation all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Post-Market Purchase Period at a Sale Price that is less than the applicable Post-Market Purchase Minimum Price Threshold. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Post-Market Purchase Minimum Price Threshold” means, with respect to a Post-Market Purchase made pursuant to Section 3.3(b), either (a) the dollar amount specified by the Company in the applicable Post-Market Purchase Notice for such Post-Market Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “Post-Market Purchase Ending Time” shall have occurred during the applicable Post-Market Purchase Period for such Post-Market Purchase, if the Company shall have specified a Limit Order Discontinue Election in the applicable Post-Market Purchase Notice for such Post-Market Purchase, or (b) the dollar amount specified by the Company in the applicable Post-Market Purchase Notice for such Post-Market Purchase as the per share minimum Sale Price threshold to be used in determining the sales of Common Stock during the applicable Post-Market Purchase Period that shall be excluded from the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Post-Market Purchase Period, if the Company shall have specified a Limit Order Continue Election in the applicable Post-Market Purchase Notice for such Post-Market Purchase; provided, however, that in each case if the Company has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable Post-Market Purchase Notice for such Post-Market Purchase, then the per share minimum Sale Price threshold to be used in such Post-Market Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Purchase Date for such Post-Market Purchase, multiplied by (b) 0.75. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Post-Market Purchase Notice” means, with respect to a Post-Market Purchase made pursuant to Section 3.3(b), an irrevocable written notice delivered by the Company to the Investor, and received by the Investor, after 4:05 p.m., New York City time, and prior to 5:00 p.m., New York City time, on the Purchase Date for such Post-Market Purchase, specifying the Post-Market Purchase Percentage that shall apply to such Post-Market Purchase and whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Post-Market Purchase, and directing the Investor to purchase a specified Post-Market Purchase Share Amount (such specified Post-Market Purchase Share Amount subject to automatic adjustment as set forth in Section 3.3(b) as necessary to give effect to the applicable Post-Market Purchase Maximum Amount for such Post-Market Purchase), at the applicable Post-Market Purchase Price therefor on such Purchase Date for such Post-Market Purchase in accordance with this Agreement.

“Post-Market Purchase Percentage” means, with respect to a Post-Market Purchase made pursuant to Section 3.3(b), the percentage specified by the Company in the applicable Post-Market Purchase Notice for such Post-Market Purchase, which shall not exceed 20.0%, for purposes of calculating, among other things, the Post-Market Purchase Maximum Amount, the Post-Market Purchase Share Amount and the Post-Market Purchase Share Volume Maximum, in each case applicable to such Post-Market Purchase.

“Post-Market Purchase Period” means, with respect to a Post-Market Purchase made pursuant to Section 3.3(b), the period on the Purchase Date for such Post-Market Purchase, beginning at the applicable Post-Market Purchase Commencement Time and ending at the applicable Post-Market Purchase Ending Time on such Purchase Date for such Post-Market Purchase.

“Post-Market Purchase Price” means, with respect to a Post-Market Purchase made pursuant to Section 3.3(b), the purchase price per Share to be purchased by the Investor in such Post-Market Purchase, equal to the product of (i) 0.95, multiplied by (ii) the VWAP of the Common Stock for the applicable Post-Market Purchase Period on the applicable Purchase Date for such Post-Market Purchase; provided, however, that, if the Company shall have specified a Limit Order Continue Election in the applicable Post-Market Purchase Notice for such Post-Market Purchase, the calculation of the VWAP for the Common Stock for the Post-Market Purchase Period for a Post-Market Purchase shall exclude from such calculation all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Post-Market Purchase Period at a Sale Price that is less than the applicable Post-Market Purchase Minimum Price Threshold for such Post-Market Purchase. All such calculations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction.

“Post-Market Purchase Share Amount” means, with respect to a Post-Market Purchase made pursuant to Section 3.3(b), the total number of Shares to be purchased by the Investor in such Post-Market Purchase as specified by the Company in the applicable Post-Market Purchase Notice for such Post-Market Purchase, which total number of Shares shall not exceed the Post-Market Purchase Maximum Amount applicable to such Post-Market Purchase, taking into account the Post-Market Purchase Percentage specified by the Company in the applicable Post-Market Purchase Notice for such Post-Market Purchase (and such number of Shares specified by the Company in the applicable Post-Market Purchase Notice for such Post-Market Purchase shall be subject to automatic adjustment in accordance with Section 3.3(b) as necessary to give effect to the Post-Market Purchase Maximum Amount limitation applicable to such Post-Market Purchase, taking into account the Post-Market Purchase Percentage specified by the Company in the applicable Post-Market Purchase Notice for such Post-Market Purchase, as set forth in this Agreement).

“Post-Market Purchase Share Volume Maximum” means, with respect to a Post-Market Purchase made pursuant to Section 3.3(b), a number of shares of Common Stock equal to the quotient obtained by dividing (i) the Post-Market Purchase Share Amount to be purchased by the Investor in such Post-Market Purchase, by (ii) the Post-Market Purchase Percentage specified by the Company in the applicable Post-Market Purchase Notice for such Post-Market Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

“Pre-Market Purchase” shall have the meaning assigned to such term in Section 3.3(a).

“Pre-Market Purchase Commencement Time” means, with respect to a Pre-Market Purchase made pursuant to Section 3.3(a), such time after 7:00 a.m., New York City time, on the Purchase Date for such Pre-Market Purchase that the Investor shall have timely received from the Company a valid Pre-Market Purchase Notice for such Pre-Market Purchase, as acknowledged by email correspondence from the Investor to each of the individual notice recipients of the Company set forth in the applicable Pre-Market Purchase Notice, other than via auto-reply, such email correspondence confirming the applicable commencement time of the Pre-Market Purchase Period for such Pre-Market Purchase on such Purchase Date therefor.

“Pre-Market Purchase Ending Time” means, with respect to a Pre-Market Purchase made pursuant to Section 3.3(a), the time on the Purchase Date for such Pre-Market Purchase that is the earliest of: (i) 9:10:00 a.m., New York City time, on the Purchase Date for such Market Open Purchase; (ii) immediately at such time following the Pre-Market Purchase Commencement Time of the Pre-Market Purchase Period for such Pre-Market Purchase that the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Pre-Market Purchase Period has exceeded the applicable Pre-Market Purchase Share Volume Maximum for such Pre-Market Purchase (taking into account the Pre-Market Purchase Percentage specified by the Company in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase); provided, however, that, if the Company shall have specified a Limit Order Continue Election in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase, the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Pre-Market Purchase Period shall exclude from such calculation all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Pre-Market Purchase Period at a Sale Price that is less than the applicable Pre-Market Purchase Minimum Price Threshold; and (iii) provided the Company shall have specified a Limit Order Discontinue Election in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase, immediately at such time following the Pre-Market Purchase Commencement Time of the Pre-Market Purchase Period for such Pre-Market Purchase that the Sale Price of any share of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Pre-Market Purchase Period is less than the applicable Pre-Market Purchase Minimum Price Threshold. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Pre-Market Purchase Maximum Amount” means, with respect to a Pre-Market Purchase made pursuant to Section 3.3(a), such number of shares of Common Stock equal to the lesser of: (i) one (1) million shares, and (ii) the product of (A) the Pre-Market Purchase Percentage specified by the Company in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase, multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) during the Pre-Market Purchase Period for such Pre-Market Purchase; provided, however, that, if the Company shall have specified a Limit Order Continue Election in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase, the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Pre-Market Purchase Period referred to in clause (ii)(B) above shall exclude from such calculation all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Pre-Market Purchase Period at a Sale Price that is less than the applicable Pre-Market Purchase Minimum Price Threshold. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Pre-Market Purchase Minimum Price Threshold” means, with respect to a Pre-Market Purchase made pursuant to Section 3.3(a), either (a) the dollar amount specified by the Company in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “Pre-Market Purchase Ending Time” shall have occurred during the applicable Pre-Market Purchase Period for such Pre-Market Purchase, if the Company shall have specified a Limit Order Discontinue Election in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase, or (b) the dollar amount specified by the Company in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase as the per share minimum Sale Price threshold to be used in determining the sales of Common Stock during the applicable Pre-Market Purchase Period that shall be excluded from the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Pre-Market Purchase Period, if the Company shall have specified a Limit Order Continue Election in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase; provided, however, that in each case if the Company has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase, then the per share minimum Sale Price threshold to be used in such Pre-Market Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Purchase Date for such Pre-Market Purchase, multiplied by (b) 0.75. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Pre-Market Purchase Notice” means, with respect to a Pre-Market Purchase made pursuant to Section 3.3(a), an irrevocable written notice delivered by the Company to the Investor, and received by the Investor, after 7:00 a.m., New York City time, and prior to 8:30 a.m., New York City time, on the Purchase Date for such Pre-Market Purchase, specifying the Pre-Market Purchase Percentage that shall apply to such Pre-Market Purchase and whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Pre-Market Purchase, and directing the Investor to purchase a specified Pre-Market Purchase Share Amount (such specified Pre-Market Purchase Share Amount subject to automatic adjustment as set forth in Section 3.3(a) as necessary to give effect to the applicable Pre-Market Purchase Maximum Amount for such Pre-Market Purchase), at the applicable Pre-Market Purchase Price therefor on such Purchase Date for such Pre-Market Purchase in accordance with this Agreement.

“Pre-Market Purchase Percentage” means, with respect to a Pre-Market Purchase made pursuant to Section 3.3(a), the percentage specified by the Company in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase, which shall not exceed 20.0%, for purposes of calculating, among other things, the Pre-Market Purchase Maximum Amount, the Pre-Market Purchase Share Amount and the Pre-Market Purchase Share Volume Maximum, in each case applicable to such Pre-Market Purchase.

“Pre-Market Purchase Period” means, with respect to a Pre-Market Purchase made pursuant to Section 3.3(a), the period on the Purchase Date for such Pre-Market Purchase, beginning at the applicable Pre-Market Purchase Commencement Time and ending at the applicable Pre-Market Purchase Ending Time on such Purchase Date for such Pre-Market Purchase.

“Pre-Market Purchase Price” means, with respect to a Pre-Market Purchase made pursuant to Section 3.3(a), the purchase price per Share to be purchased by the Investor in such Pre-Market Purchase, equal to the product of (i) 0.95, multiplied by (ii) the VWAP of the Common Stock for the applicable Pre-Market Purchase Period on the applicable Purchase Date for such Pre-Market Purchase; provided, however, that, if the Company shall have specified a Limit Order Continue Election in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase, the calculation of the VWAP for the Common Stock for the Pre-Market Purchase Period for a Pre-Market Purchase shall exclude from such calculation all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Pre-Market Purchase Period at a Sale Price that is less than the applicable Pre-Market Purchase Minimum Price Threshold for such Pre-Market Purchase. All such calculations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction.

“Pre-Market Purchase Share Amount” means, with respect to a Pre-Market Purchase made pursuant to Section 3.3(a), the total number of Shares to be purchased by the Investor in such Pre-Market Purchase as specified by the Company in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase, which total number of Shares shall not exceed the Pre-Market Purchase Maximum Amount applicable to such Pre-Market Purchase, taking into account the Pre-Market Purchase Percentage specified by the Company in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase (and such number of Shares specified by the Company in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase shall be subject to automatic adjustment in accordance with Section 3.3(a) as necessary to give effect to the Pre-Market Purchase Maximum Amount limitation applicable to such Pre-Market Purchase, taking into account the Pre-Market Purchase Percentage specified by the Company in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase, as set forth in this Agreement).

“Pre-Market Purchase Share Volume Maximum” means, with respect to a Pre-Market Purchase made pursuant to Section 3.3(a), a number of shares of Common Stock equal to the quotient obtained by dividing (i) the Pre-Market Purchase Share Amount to be purchased by the Investor in such Pre-Market Purchase, by (ii) the Pre-Market Purchase Percentage specified by the Company in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

“Privacy Laws” shall have the meaning assigned to such term in Section 5.40.

“Proceeding” means any lawsuit, litigation, action, audit, examination or investigation, claim, complaint, charge, proceeding, suit or arbitration (in each case, whether civil, criminal or administrative and whether public or private) pending in court or arbitration or by, before or otherwise involving any Governmental Entity.

“Prospectus” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Prospectus Supplement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Purchase” or “Purchases” means any one or more of the following (given the context in which it is used in this Agreement): (i) Market Open Purchase(s) made pursuant to Section 3.1, (ii) Intraday Purchase(s) made pursuant to Section 3.2, (iii) Pre-Market Purchase(s) made pursuant to Section 3.3(a) and/or (iv) Post-Market Purchase(s) made pursuant to Section 3.3(b).

“Purchase Condition Satisfaction Time” shall have the meaning assigned to such term in Section 7.3.

“Purchase Date” means: (i) with respect to a Market Open Purchase made pursuant to Section 3.1, the Trading Day on which the Investor timely receives, (A) after 7:30 a.m., New York City time, and (B) prior to 9:00 a.m., New York City time, on such Trading Day, a valid Market Open Purchase Notice for such Market Open Purchase in accordance with this Agreement; (ii) with respect to an Intraday Purchase made pursuant to Section 3.2, the Trading Day on which the Investor timely receives a valid Intraday Purchase Notice for such Intraday Purchase in accordance with this Agreement, (A) after the latest of (X) 10:00 a.m., New York City time, on such Trading Day, if the Company has not timely delivered a valid Market Open Purchase Notice to the Investor for a Market Open Purchase on such Trading Day, (Y) the Market Open Purchase Ending Time of the Market Open Purchase Period for the Market Open Purchase preceding the applicable Intraday Purchase Period for such Intraday Purchase occurring on the same Trading Day as such earlier Market Open Purchase, if the Company has timely delivered a valid Market Open Purchase Notice to the Investor for a Market Open Purchase on such Trading Day, and (Z) the Intraday Purchase Ending Time of the Intraday Purchase Period for the most recent prior Intraday Purchase, if any, occurring on the same Trading Day as such Intraday Purchase, and (B) prior to the earlier of (X) 2:00 p.m., New York City time, on such Trading Day for such Intraday Purchase and (Y) such time that is exactly two (2) hours immediately prior to the official close of the primary (or “regular”) trading session on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) on such Trading Day, if the Trading Market (or such Eligible Market, as applicable) has publicly announced that the official close of the primary (or “regular”) trading session shall be earlier than 4:00 p.m., New York City time, on such Trading Day; (iii) with respect to a Pre-Market Purchase made pursuant to Section 3.3(a), the Trading Day on which the Investor timely receives, (A) after 7:00 a.m., New York City time, and (B) prior to 8:30 a.m., New York City time, on such Trading Day, a valid Pre-Market Purchase Notice for such Pre-Market Purchase in accordance with this Agreement; and (iv) with respect to a Post-Market Purchase made pursuant to Section 3.3(b), the Trading Day on which the Investor timely receives, (A) after 4:05 p.m., New York City time, and (B) prior to 5:00 p.m., New York City time, on such Trading Day, a valid Post-Market Purchase Notice for such Post-Market Purchase in accordance with this Agreement.

“Purchase Notice” or “Purchase Notices” means any one or more of the following (given the context in which it is used in this Agreement): (i) Market Open Purchase Notice(s) with respect to Market Open Purchase(s) made pursuant to Section 3.1, (ii) Intraday Purchase Notice(s) with respect to Intraday Purchase(s) made pursuant to Section 3.2, (iii) Pre-Market Purchase Notice(s) with respect to Pre-Market Purchase(s) made pursuant to Section 3.3(a) and/or (iv) Post-Market Purchase Notice(s) with respect to Post-Market Purchase(s) made pursuant to Section 3.3(b).

“Purchase Price” means any one or more of the following (given the context in which it is used in this Agreement): (i) the applicable Market Open Purchase Price for the Shares purchased by the Investor in a Market Open Purchase effected by the Company pursuant to Section 3.1, (ii) the applicable Intraday Purchase Price for the Shares purchased by the Investor in an Intraday Purchase effected by the Company pursuant to Section 3.2, (iii) the applicable Pre-Market Purchase Price for the Shares purchased by the Investor in a Pre-Market Purchase effected by the Company pursuant to Section 3.3(a) and/or (iv) the applicable Post-Market Purchase Price for the Shares purchased by the Investor in a Post-Market Purchase effected by the Company pursuant to Section 3.3(b).

“Purchase Share Delivery Date” shall have the meaning assigned to such term in Section 3.4.

“QIU Fee Reimbursement” means an amount in cash equal to $50,000, representing all fees required to be paid to the Qualified Independent Underwriter engaged by the Company pursuant to Section 6.15 of this Agreement in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement, which cash amount (i) the Investor shall pay directly to the Qualified Independent Underwriter on or prior to the Commencement Date and (ii) the Company shall reimburse or cause to be reimbursed to the Investor, pursuant to, at such time(s) and in such manner as set forth in Section 10.1(i) of this Agreement.

“Qualified Independent Underwriter” shall have the meaning assigned to such term in FINRA Rule 5121(f)(12).

“RCP” shall have the meaning assigned to such term in the Recitals.

“Registrable Securities” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Period” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Rights Agreement” shall have the meaning assigned to such term in the recitals hereof.

“Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Regulation D” shall have the meaning assigned to such term in the recitals hereof.

“Representation Date” shall have the meaning assigned to such term in Section 6.17.

“Restricted Period” shall have the meaning assigned to such term in Section 6.9(i).

“Restricted Person” shall have the meaning assigned to such term in Section 6.9(i).

“Restricted Persons” shall have the meaning assigned to such term in Section 6.9(i).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect.

“Sale Price” means any trade price for a share of Common Stock on the Trading Market, or if the Common Stock is then traded on an Eligible Market, on such Eligible Market, as reported by Bloomberg.

“Sarbanes-Oxley Act” shall have the meaning assigned to such term in Section 5.6(c).

“Section 4(a)(2)” shall have the meaning assigned to such term in the recitals of this Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Shares” shall mean the shares of Common Stock that may be purchased by the Investor under this Agreement pursuant to one or more Purchase Notices.

“Short Sales” shall mean “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

“Subsequent Investor Legal Fee Expense Reimbursement” shall have the meaning assigned to such term in Section 10.1(i).

“Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

“Threshold Price” means $0.50, which shall not be adjusted (proportionally or otherwise) for any forward stock split, reverse stock split, stock combination, stock dividend, recapitalization, reorganization or other similar transaction involving the capital stock of the Company that occurs on or after the date of the Agreement.

“Total Commitment” shall have the meaning assigned to such term in Section 2.1.

“Trading Day” shall mean any day on which the Trading Market or, if the Common Stock is then listed on an Eligible Market, such Eligible Market is open for “regular” trading, including any day on which the Trading Market (or such Eligible Market, as applicable) is open for “regular” trading for a period of time less than the customary “regular” trading period.

“Trading Market” means The Nasdaq Capital Market (or any nationally recognized successor thereto).

“Transaction Documents” means, collectively, this Agreement (as qualified by the Disclosure Schedule) and the exhibits hereto, the Registration Rights Agreement, and the exhibits thereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

“Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock or Common Stock Equivalents either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (ii) issues or sells any equity or debt securities, including, without limitation, Common Stock or Common Stock Equivalents, either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right, other than in connection with a “fundamental transaction”) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company or (iii) enters into any agreement, including, but not limited to, an “equity line of credit” or “at the market offering” or other continuous offering or similar offering of Common Stock or Common Stock Equivalents, whereby the Company may sell Common Stock or Common Stock Equivalents at a future determined price.

“VWAP” means, for the Common Stock for a specified period, the dollar volume-weighted average price for the Common Stock on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market), for such period, as reported by Bloomberg through its “AQR” function; provided, however, that (i) the calculation of the dollar volume-weighted average price for the Common Stock for the Market Open Purchase Period for each Market Open Purchase shall exclude each of the following transactions, to the extent they occur during such Market Open Purchase Period (as applicable): (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified a Limit Order Continue Election in the applicable Market Open Purchase Notice for such Market Open Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Market Open Purchase Period at a Sale Price that is less than the applicable Market Open Purchase Minimum Price Threshold for such Market Open Purchase; (ii) the calculation of the dollar volume-weighted average price for the Common Stock for the Intraday Purchase Period for each Intraday Purchase shall exclude each of the following transactions, to the extent they occur during such Intraday Purchase Period (as applicable): (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified a Limit Order Continue Election in the applicable Intraday Purchase Notice for such Intraday Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Intraday Purchase Period at a Sale Price that is less than the applicable Intraday Purchase Minimum Price Threshold for such Intraday Purchase; (iii) provided the Company shall have specified a Limit Order Continue Election in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase, the calculation of the dollar volume-weighted average price for the Common Stock for the Pre-Market Purchase Period for each Pre-Market Purchase shall exclude all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Pre-Market Purchase Period at a Sale Price that is less than the applicable Pre-Market Purchase Minimum Price Threshold for such Pre-Market Purchase; and (iv) provided the Company shall have specified a Limit Order Continue Election in the applicable Post-Market Purchase Notice for such Post-Market Purchase, the calculation of the dollar volume-weighted average price for the Common Stock for the Post-Market Purchase Period for each Post-Market Purchase shall exclude all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Post-Market Purchase Period at a Sale Price that is less than the applicable Post-Market Purchase Minimum Price Threshold for such Post-Market Purchase. All such calculations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction.

“Withheld Commitment Fee Amount” shall have the meaning assigned to such term in Section 10.1(ii).

“Withheld Reimbursement Amount” shall have the meaning assigned to such term in Section 10.1(i).

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

[TO BE FURNISHED SEPARATELY]

EXHIBIT B

CLOSING CERTIFICATE

[●], 2026

The undersigned, the [●] of Polar Power, Inc., a Delaware corporation (the “Company”), delivers this certificate in connection with the Common Stock Purchase Agreement, dated as of July 27, 2026 (the “Agreement”), by and between the Company and Roth Principal Investments, LLC, a Delaware limited liability company (the “Investor”), and hereby certifies on the date hereof that (capitalized terms used herein without definition have the meanings assigned to them in the Agreement):

1. Attached hereto as Exhibit A is a true, complete and correct copy of the Certificate of Incorporation of the Company, as amended through the date hereof, as filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”). The Certificate of Incorporation of the Company has not been further amended or restated, and no document with respect to any amendment to the Certificate of Incorporation of the Company has been filed in the office of the Secretary of State of the State of Delaware since the date shown on the face of the state certification relating to the Company’s Certificate of Incorporation, which is in full force and effect on the date hereof, and no action has been taken by the Company in contemplation of any such amendment or the dissolution, merger or consolidation of the Company.

2. Attached hereto as Exhibit B is a true and complete copy of the Bylaws of the Company, as amended through, and as in full force and effect on, the date hereof (the “Bylaws”), and no proposal for any amendment, repeal or other modification to the Bylaws of the Company has been taken or is currently pending before the Board of Directors or stockholders of the Company.

3. The Board of Directors of the Company has approved the transactions contemplated by the Transaction Documents; said approval has not been amended, rescinded or modified and remains in full force and effect as of the date hereof. Attached hereto as Exhibit C are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company on [●], 2026.

4. Each person who, as an officer of the Company, or as attorney-in-fact of an officer of the Company, signed the Transaction Documents to which the Company is a party, was duly elected, qualified and acting as such officer or duly appointed and acting as such attorney-in-fact, and the signature of each such person appearing on any such document is his genuine signature.

IN WITNESS WHEREOF, I have signed my name as of the date first above written.

Name:
Title:

EXHIBIT C

COMPLIANCE CERTIFICATE

The undersigned, the [●] of Polar Power, Inc., a Delaware corporation (the “Company”), delivers this certificate in connection with the Common Stock Purchase Agreement, dated as of July 27, 2026 (the “Agreement”), by and between the Company and Roth Principal Investments, LLC, a Delaware limited liability company (the “Investor”), and hereby certifies on the date hereof that, to the best of his knowledge after reasonable investigation, on behalf of the Company (capitalized terms used herein without definition have the meanings assigned to them in the Agreement):

1. The undersigned is the duly appointed [●] of the Company.

2. Except as set forth in the attached Disclosure Schedule, the representations and warranties of the Company set forth in Article V of the Agreement (i) that are not qualified by “materiality” or “Material Adverse Effect” are true and correct in all material respects as of [the Commencement Date] [the date hereof] with the same force and effect as if made on [the Commencement Date] [the date hereof], except to the extent such representations and warranties are as of another date, in which case, such representations and warranties are true and correct in all material respects as of such other date and (ii) that are qualified by “materiality” or “Material Adverse Effect” are true and correct as of [the Commencement Date] [the date hereof] with the same force and effect as if made on [the Commencement Date] [the date hereof], except to the extent such representations and warranties are as of another date, in which case, such representations and warranties are true and correct as of such other date.

3. The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company [at or prior to Commencement][on or prior to the date hereof].

4. The Shares issuable in respect of each Purchase Notice effected pursuant to the Agreement shall be delivered to the Investor electronically as DWAC Shares, and shall be freely tradable and transferable and without restriction on resale and without any stop transfer instructions maintained against such Shares.

5. As of [the Commencement Date][the date hereof], the Company does not possess any material non-public information.

6. As of [the Commencement Date][the date hereof], the Company has reserved out of its authorized and unissued Common Stock, [●] shares of Common Stock solely for the purpose of issuing Shares pursuant to Purchases effected under the Agreement.

7. No stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus under the Securities Act has been issued and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are pending before or, to the Knowledge of the Company, threatened by the Commission.

The undersigned has executed this Certificate this [●] day of [●], 202[●].

By:
Name:
Title:

DISCLOSURE SCHEDULE

RELATING TO THE COMMON STOCK

PURCHASE AGREEMENT, DATED AS OF July 27, 2026

BETWEEN POLAR POWER, INC. AND ROTH PRINCIPAL INVESTMENTS, LLC

This disclosure schedule is made and given pursuant to Article V of the Common Stock Purchase Agreement, dated as of July 27, 2026 (the “Agreement”), by and between Polar Power, Inc., a Delaware corporation (the “Company”), and Roth Principal Investments, LLC, a Delaware limited liability company. Unless the context otherwise requires, all capitalized terms are used herein as defined in the Agreement. The numbers below correspond to the section numbers of representations and warranties in the Agreement most directly modified by the below exceptions.

FORM OF OPINION OF OUTSIDE COUNSEL TO BE DELIVERED PURSUANT TO

SECTION 7.1(iv)

[Company Counsel’s Letterhead]

Capitalized terms herein not otherwise defined herein will have the meaning given to such terms in the Common Stock Purchase Agreement, dated as of July 27, 2026, by and between Polar Power, Inc. and Roth Principal Investments, LLC (the “Purchase Agreement”).

1.	The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and to conduct its business as such business is presently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in the State of California.

2.	The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement and the Registration Rights Agreement. The execution and delivery by the Company of the Purchase Agreement and the Registration Rights Agreement, and the consummation by the Company of the transactions contemplated thereby (including, without limitation, the reservation for issuance and the issuance of the Shares) have been duly and validly authorized by all necessary corporate action.

3.	Each of the Purchase Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.	The execution, delivery and performance by the Company of the Purchase Agreement and the Registration Rights Agreement and the consummation by the Company of the transactions contemplated thereby (including, without limitation, the reservation for issuance and the issuance of the Shares) do not: (i) violate the Company’s Certificate of Incorporation, as in effect as of the date hereof, or the Company’s Bylaws, as in effect as of the date hereof (together, the “Governing Documents”); (ii) violate the Delaware General Corporation Law, as amended (“DGCL”) or any U.S. federal, California state or New York state statute, rule or regulation applicable to the Company; (iii) require any consents, approvals, or authorizations to be obtained by the Company, or any registrations, declarations or filings to be made by the Company, in each case, under the DGCL or any U.S. federal, California state or New York state statute, rule or regulation applicable to the Company that have not been obtained or made (other than any filings required to be made by the Company after the Closing Date with the Commission in order to enable the Company to perform its obligations under the Purchase Agreement and the Registration Rights Agreement); (iv) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or is bound that has been filed as an exhibit to any Commission Document filed with the Commission prior to the date on which this opinion is given (an “Existing SEC-Filed Material Agreement”); (v) create or impose a lien, charge or encumbrance on any property of the Company under the terms of any Existing SEC-Filed Material Agreement; or (vi) result in a violation of any U.S. federal, California state or New York state order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected.

5.	Assuming the accuracy of the representations and warranties made by you in the Purchase Agreement, the offering, sale and issuance of the Shares by the Company to you under the Purchase Agreement do not require registration under the Securities Act.

6.	When issued and paid for in accordance with the Purchase Agreement, the Shares will be duly authorized and validly issued, fully paid and non-assessable, free and clear of all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances under the Governing Documents, the DGCL or any Existing SEC-Filed Material Agreement.

7.	The execution and delivery of the Purchase Agreement and the Registration Rights Agreement by the Company do not, and the performance by the Company of its obligations thereunder shall not, give rise to any rights of any other person that exist and are in effect as of the date of the Closing, for the registration under the Securities Act of any shares of Common Stock or other securities of the Company which have not been waived.

8.	We are not representing the Company in any pending litigation in which it is a named defendant that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Purchase Agreement or the Registration Rights Agreement.

9.	The Company is not, and after giving effect to the issuance and sale of the Shares under the Purchase Agreement and the application of the proceeds therefrom as described in the Current Report, will not be, an “investment company,” as that term is defined in the Investment Company Act of 1940, as amended.

FORM OF OPINION AND NEGATIVE ASSURANCE OF OUTSIDE COUNSEL TO BE DELIVERED ON THE COMMENCEMENT DATE PURSUANT TO SECTION 7.2(xv)

[Company Counsel’s Letterhead]

Capitalized terms herein not otherwise defined herein will have the meaning given to such terms in the Common Stock Purchase Agreement, dated as of July 27, 2026, by and between Polar Power, Inc. and Roth Principal Investments, LLC (the “Purchase Agreement”).

1.	Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.

2.	The statements under the caption “Description of Capital Stock” included in the Registration Statement and the Prospectus, and under the caption “Item 14. Indemnification of Directors and Officers” included in the Registration Statement, insofar as such statements constitute summaries of the legal matters, agreements, documents or proceedings referred to therein, fairly summarize, in all material respects, the matters referred to therein, subject to the qualifications and assumptions stated therein.

3.	No facts have come to our attention that cause us to believe that any of the opinions expressed in our opinion letter to you dated [●], 2026 are not true and correct as of the date hereof.

In acting as counsel to the Company in connection with the transactions described in the first paragraph above, we have participated in conferences with officers and other representatives of the Company, the independent public accountants for the Company, your counsel and your representatives, at which conferences certain contents of the Registration Statement and the Prospectus and related matters were discussed. Although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in or omitted from the Registration Statement or the Prospectus and have made no independent check or verification thereof (except as provided in paragraph 2 above), based upon our participation in such conferences, we confirm to you that the Registration Statement, as of its effective date, and the Prospectus, as of its date and as of the date hereof (except in each case as to the financial statements, schedules and other financial and accounting data, as to which we make no comment), appeared or appears on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Act and Form S-1.

Furthermore, subject to the foregoing, nothing came to our attention that caused us to believe that (i) the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) the Prospectus, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we do not express any belief with respect to the financial statements, schedules, notes, other financial and accounting information derived therefrom, contained in the Registration Statement or the Prospectus, as the case may be, at the respective times as of which the advisements set forth in this paragraph are provided.

Based solely on our review of the Commission’s EDGAR website, we advise you that the Registration Statement became effective under the Securities Act on [●], 202[●]. In addition, based solely on our review of the information made available by the Commission at http://www.sec.gov/litigation/stoporders.shtml, we confirm that the Commission has not issued any stop order suspending the effectiveness of the Registration Statement, and no proceedings for that purpose are pending or, to our knowledge, have been threatened by the Commission.

FORM OF BRING-DOWN NEGATIVE ASSURANCE LETTER TO BE DELIVERED PURSUANT TO SECTION 6.17 AND SECTION 7.3(x)

[Company Counsel’s Letterhead]

Capitalized terms herein not otherwise defined herein will have the meaning given to such terms in the Common Stock Purchase Agreement, dated as of July 27, 2026, by and between Polar Power, Inc. and Roth Principal Investments, LLC (the “Purchase Agreement”).

1.	Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.

2.	The statements under the caption “Description of Capital Stock” included in the Registration Statement and the Prospectus, and under the caption “Item 14. Indemnification of Directors and Officers” included in the Registration Statement, insofar as such statements constitute summaries of the legal matters, agreements, documents or proceedings referred to therein, fairly summarize, in all material respects, the matters referred to therein, subject to the qualifications and assumptions stated therein.

In acting as counsel to the Company in connection with the transactions described in the first paragraph above, we have participated in conferences with officers and other representatives of the Company, the independent public accountants for the Company, your counsel and your representatives, at which conferences certain contents of the Registration Statement and the Prospectus and related matters were discussed. Although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in or omitted from the Registration Statement or the Prospectus and have made no independent check or verification thereof (except as provided in paragraph 2 above), based upon our participation in such conferences, we confirm to you that the Registration Statement, as of its effective date, and the Prospectus, as of its date and as of the date hereof (except in each case as to the financial statements, schedules and other financial and accounting data, as to which we make no comment), appeared or appears on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Act and Form S-1.

Furthermore, subject to the foregoing, nothing came to our attention that caused us to believe that (i) the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) the Prospectus, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we do not express any belief with respect to the financial statements, schedules, notes, other financial and accounting information derived therefrom, contained in the Registration Statement or the Prospectus, as the case may be, at the respective times as of which the advisements set forth in this paragraph are provided.

Based solely on our review of the Commission’s EDGAR website, we advise you that the Registration Statement became effective under the Securities Act on [●], 202[●]. In addition, based solely on our review of the information made available by the Commission at http://www.sec.gov/litigation/stoporders.shtml, we confirm that the Commission has not issued any stop order suspending the effectiveness of the Registration Statement, and no proceedings for that purpose are pending or, to our knowledge, have been threatened by the Commission.